          As Filed with the Securities and Exchange Commission on April 30, 1999
                                                      Registration Nos. 33-28888
                                                                        811-5816

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-1A

             Registration Statement under the Securities Act of 1933

                         Post-Effective Amendment No. 13

                                     and/or

         Registration Statement under the Investment Company Act Of 1940
                                Amendment No. 14

                    Canada Life Of America Series Fund, Inc.
                           (Exact Name of Registrant)

                              330 University Avenue
                             Toronto, Canada M5G 1R8
                     (Address of Principal Executive Office)
                  Registrant's Telephone Number: (416) 597-1456

                                  Roy W. Linden
                              330 University Avenue
                             Toronto, Canada M5G 1R8
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Stephen E. Roth, Esquire
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404

      It is proposed that this filing will become effective:
            |_|   immediately upon filing pursuant to paragraph (b)
            |X|   on May 1, 1999 pursuant to paragraph (b)
                     -----------
            |_|   60 days after filing pursuant to paragraph (a)(i)
            |_|   on             pursuant to paragraph (a)(i) 75 days after
                     -----------
                  filing pursuant to paragraph (a)(ii)
            |_|   on             pursuant to paragraph (a)(ii) of Rule 485
                     -----------

      If appropriate check the following box:
            |_| this Post-Effective Amendment designates a new effective date for a new effective date for a previously filed Post-Effective Amendment.

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

                             Money Market Portfolio
                                 Bond Portfolio
                             Value Equity Portfolio
                                Managed Portfolio
                                Capital Portfolio
                         International Equity Portfolio

Canada Life of America Series Fund, Inc. (the "Fund"), is an open-end management investment company, commonly known as a mutual fund. Fund shares are not offered directly to the public but are sold only to insurance companies and their separate accounts. The Fund is intended to meet a wide range of investment objectives by dividing its assets and liabilities into six different portfolios:
Money Market, Bond; Value Equity; Managed; Capital; and International Equity Portfolios (the "Portfolios"). Each Portfolio generally operates as a separate investment fund and issues its own shares.

                           6201 Powers Ferry Road, NW
                                Atlanta, GA 30339
                              PHONE: 1-800-905-1959

                                   Prospectus

                                   May 1, 1999






The Securities and Exchange Commission has not approved the Fund shares as an investment and has not determined that this Prospectus is complete or accurate. It is against the law for anyone to tell you otherwise.

                                TABLE OF CONTENTS

Money Market Portfolio                                                         3

Bond Portfolio                                                                 5

Value Equity Portfolio                                                         7

Managed Portfolio                                                              9

Capital Portfolio                                                             11

International Equity Portfolio                                                13

Investment Objectives, Policies, Practices And Risks                          15

Legal Proceedings                                                             19

Year 2000 Compliance                                                          19

Euro Conversion                                                               20

Shareholder Transactions And Purchases                                        20

Valuation Of Shares And Pricing                                               21

Tax Consequences Of Dividends And Distributions                               21

Financial Highlights                                                          22

Appendix A                                                                   A-1

Appendix B                                                                   B-1

No dealer, salesperson, or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Investment Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                             Money Market Portfolio

GOALS AND INVESTMENTS

Portfolio's Objective: As high a level of current income as is consistent with preservation of capital and liquidity

Key Investments: Money market instruments with maturities of thirteen months or less

Selection Process: The Portfolio is a "money market" fund. It invests primarily in high-quality U.S. dollar-denominated money market instruments of U.S. and foreign issuers that generally have remaining maturities of thirteen months or less. High-quality instruments generally are rated in the highest two categories by nationally recognized statistical rating organizations ("rating agencies") or are deemed comparable. In buying and selling securities for the Portfolio, the adviser complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. The adviser stresses maintaining a stable $10.00 share price, liquidity and income. The portfolio manager selects from the following types of investments:

      o U.S. government securities, which include obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and government-sponsored enterprises;

      o obligations issued or guaranteed as to principal and interest by the Government of Canada, the government of any Canadian province, or any Canadian or provincial Crown agency;

      o obligations such as certificates of deposits and bankers' acceptances of banks, including U.S. and Canadian banks, U.S. branches of foreign banks, and foreign branches of U.S. banks, with at least capital, surplus and undistributed profits of $500,000,000;

      o     prime commercial paper, including variable rate master demand notes;
            and

      o     repurchase agreements backed by U.S. government securities.

Principal Risk Factors: An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio. There is a risk that the Portfolio could underperform other short-term investments or money market funds if interest rates rise sharply, if an issuer of the Portfolio's securities defaults, or has its credit rating downgraded and fails to perform as expected. For more information on these investments and related risks, please refer to "Investments Objective, Policies, Practices and Risks" in this prospectus and the statement of additional information.

================================================================================

PORTFOLIO PERFORMANCE

The table below shows the risk of an investment in the Portfolio by showing how its performance has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Portfolio. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by the Canada Life Insurance Company of America (the "Company"), Canada Life Insurance Company of New York ("CLNY") or their separate accounts, which would reduce the returns. Past performance can give some indication of the Portfolio's risk but is not an indication of how the Portfolio will perform in the future.

                    Year-By-Year % Total Returns as of 12/31

 -----------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

 [The following table was represented as a bar graph in the printed material.]

          '90    '91    '92    '93    '94     '95    '96     '97    '98
         ----   ----   ----   ----   ----    ----   ----    ----   ----
         6.76   5.25   2.71   2.29   3       4.95   4.58    4.95   4.77

                 The Portfolio commenced operations on 12/4/89.



                         Best Quarter:  3rd-1990 1.80%
                         Worst Quarter: 2nd-1993 0.56%



          7-Day Yield and % Average Annual Total Returns as of 12/31/1998

                                7-Day
                                Yield  1 year 5 year Life of Fund
                                -----  ------ ------ ------------
                 Money Market
                   Portfolio    4.38    4.77   4.57     4.77



                       Investment Adviser: CL Capital
                       Management, Inc.

                       Portfolio Manager: George N. Isaac


Additional Investments, Investment Strategies and Techniques: The Portfolio may enter into other investments and strategies. For a complete list of all the investments available to this Portfolio, please refer to Appendix A to this prospectus.

                                 Bond Portfolio

GOALS AND INVESTMENTS

Portfolio's Objective: As high a level of current income and capital appreciation as is consistent with preservation of principal

Key Investments: Debt securities

Selection Process: The Portfolio normally invests at least 80% of its total assets in:

      o U.S. government securities, which include obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and government sponsored enterprises;

      o publicly traded debt instruments rated within the four highest categories by a rating agency; and

      o Canadian government obligations, which include obligations issued or guaranteed as to principal and interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency.

The Portfolio only invests in U.S. dollar-denominated debt instruments.

Principal Risk Factors: The Portfolio is primarily subject to risks associated with investing in debt securities, where market values move in the opposite direction of interest rates. To the extent the Portfolio invests in lower-quality debt instruments, it is subject to the credit risks of issuer who may default or otherwise fail to make timely debt payments. Another principal risk is foreign securities risks, where market values may be impacted by different accounting treatments, limited trading, political or regulatory differences, or other factors. For more information on these investments and related risks, please refer to "Investments Objective, Policies, Practices and Risks" in this prospectus and the statement of additional information.

================================================================================

PORTFOLIO PERFORMANCE

The table below shows the risk of an investment in the Portfolio by showing how its performance has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Portfolio. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by the Company, CLNY or their separate accounts, which would reduce the returns. The table compares the Portfolio's performance with the Lehman Brothers G/C Bond Index. Past performance can give some indication of the Portfolio's risk but is not an indication of how the Portfolio will perform in the future.

                    Year-By-Year % Total Returns as of 12/31

 -----------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

 [The following table was represented as a bar graph in the printed material.]

          '90    '91    '92    '93    '94     '95    '96     '97    '98
         ----   ----   ----   ----   ----   -----   ----   -----   ----
         5.48   16.21  6.65   10.35  -3.94  16.77   4.66   8.09    9.00

                 The Portfolio commenced operations on 12/4/89.



                        Best Quarter:  4th-1990  5.92%
                        Worst Quarter: 1st-1994 (3.02)%



                % Average Annual Total Returns as of 12/31/1998

                                   1 year 5 year  Life of Fund
                                   ------ ------  ------------
              Bond Portfolio        9.00   6.70       7.89
              Lehman Brothers
                G/C Bond Index      9.47   7.30       8.74



                       Investment Adviser: CL Capital
                       Management, Inc.

                       Portfolio Manager: George N. Isaac


Additional Investments, Investment Strategies and Techniques: The Portfolio may invest up to 20% of its total assets in lower-quality debt instruments (also called high-risk, high-yield debt instruments or junk bonds). The Portfolio also may invest in or use other instruments and techniques. For a complete list of all the investments available to this Portfolio, please refer to Appendix A to this prospectus.

                             Value Equity Portfolio

GOALS AND INVESTMENTS

Portfolio's Objective and Key Investments: Long-term growth of capital and income by investing in equity securities which are believed to have appreciation potential

Selection Process: The portfolio manager selects equity securities that it believes have appreciation potential. The portfolio manager?s principal approach is to seek to invest in common stocks having depressed values based on poor current market perception and appearing undervalued relative to normal earnings power. The portfolio manager chooses investments emphasizing companies with:

    o   Good financial resources      o   Satisfactory rate of return on capital

    o   Good industry position        o   Superior management skills

Principal Risk Factors: The Portfolio is primarily subject to risks associated with investing in equities, where market values may change abruptly, sometimes unpredictably, and style or selection risk, where undervalued stock may not achieve the market values predicted by the portfolio manager. For a complete description of these investments and related risks, please refer to "Investments Objective, Policies, Practices and Risks" in this prospectus and the statement of additional information.

================================================================================

PORTFOLIO PERFORMANCE

The table below shows the risk of an investment in the Portfolio by showing how its performance has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Portfolio. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by the Company, CLNY or their separate accounts, which would reduce the returns. The table compares the Portfolio's performance with the S&P 500 Index. Past performance can give some indication of the Portfolio's risk but is not an indication of how the Portfolio will perform in the future.

                    Year-By-Year % Total Returns as of 12/31

 -----------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

 [The following table was represented as a bar graph in the printed material.]

          '90    '91    '92    '93    '94     '95    '96     '97    '98
         ----   ----   ----   ----   ----   -----   ----   -----   ----
         -4.45  34.95  8.37   5.44   2.03   23.66   6.94   26.99   2.81

                 The Portfolio commenced operations on 12/4/89.



                        Best Quarter:  4th-1998  21.76%
                        Worst Quarter: 3rd-1998 (20.54)%



                 % Average Annual Total Returns as of 12/31/1998

                                 1 year   5 year    Life of Fund
                                 ------   ------    ------------
                 Value Equity
                   Portfolio       2.81    11.98       11.16
                 S&P 500 Index    28.52    24.10       17.84



                         Investment Adviser: CL Capital
                         Management, Inc.

                         Subadviser: Laketon Investment
                         Management Ltd.

                         Portfolio Manager: Lance Speck


Additional Investments, Investment Strategies and Techniques: The Portfolio may invest in various other types of securities and engage in other investment techniques. For a complete list of all the investments and techniques available to this Portfolio, please refer to Appendix A to this prospectus.

                                Managed Portfolio

GOALS AND INVESTMENTS

Portfolio's Objective: As high a level of return as possible, through capital appreciation and income, consistent with prudent investment risk and preservation of capital

Key Investments: Equities, debt obligations and money market instruments

Selection Process: The Portfolio follows a fully managed investment policy by investing in three types of investments ("sectors"): equities, debt obligations, and money market instruments. There are no maximum or minimum percentages as to the amount of the Portfolio's assets that may be invested in any one sector. The adviser determines the asset mix based on its overall analysis of the political and economic outlook over the next six to eighteen months, taking into account such factors as:

       o   Inflation                     o   Commodity prices

       o   Growth                        o   Relative values of stocks and bonds

       o   Trends in currency values

Principal Risk Factors: The Portfolio's investments in equity securities are primarily subject to risks associated with investing in equities, where market values may change abruptly, sometimes unpredictably, and style or selection risk, where undervalued stocks may not achieve the market values predicted by the portfolio manager. The Portfolio's investments in debt securities are primarily subject to risks associated with investing in debt securities, where market values move in the opposite direction of interest rates, and lower-quality debt risks, where it is subject to the credit risks of issuer who may default or otherwise fail to make timely debt payments. Another principal risk is foreign securities risks, where market values may be impacted by different accounting treatments, limited trading, political or regulatory differences, or other factors. For a complete description of these investments and related risks, please refer to "Investments Objective, Policies, Practices and Risks" in this prospectus and the statement of additional information.

================================================================================

Portfolio Performance: The table below shows the risk of an investment in the Portfolio by showing how its performance has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Portfolio. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by the Company, CLNY or their separate accounts, which would reduce the returns. The table compares the Portfolio's performance with the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. Past performance can give some indication of the Portfolio's risk but is not necessarily an indication of how the Portfolio will perform in the future.

                    Year-By-Year % Total Returns as of 12/31

 -----------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

 [The following table was represented as a bar graph in the printed material.]

          '90    '91    '92    '93    '94     '95    '96     '97    '98
         ----   ----   ----   ----   ----   -----   ----   -----   ----
         1.63   23.4   8.02   8.24  -0.25   21.92   5.75   17.61   5.15

                 The Portfolio commenced operations on 12/4/89.



                        Best Quarter:  4th-1998    12.49%
                        Worst Quarter: 3rd-1998   (10.43)%



                 % Average Annual Total Returns as of 12/31/1998

                                   1 year   5 year  Life of Fund
                                   ------   ------  ------------
                 Managed
                   Portfolio         5.15     9.72       9.80
                 S&P 500 Index      28.52    24.10      17.84
                 Lehman Brothers
                   G/C Bond Index    9.47     7.30       8.74



                Investment Adviser: (debt and
                money market portions)
                CL Capital Management, Inc.

                Subadviser: (equity portion) Laketon Investment
                Management Ltd.

                Portfolio Managers: George N. Isaac
                (debt and money market portions) and
                Lance Speck (equity portion)


Additional Investments, Investment Strategies and Techniques: Up to 25% of the Portfolio's assets may be invested in U.S. dollar-denominated Canadian debt securities (see Bond Portfolio). The Portfolio may invest in various other types of securities and engage in other investment techniques. For a complete list of all the investments and techniques available to this Portfolio, please refer to Appendix A to this prospectus.

                                Capital Portfolio

GOALS AND INVESTMENTS

Portfolio's Objective and Key Investments: Capital appreciation, not current income, by investing in common stocks and securities convertible into or exchangeable for common stocks, in common stock purchase warrants, in debt securities, and in preferred stocks believed to provide capital appreciation opportunities

Selection Process: The subadviser selects common stocks based on their near- or intermediate-term prospects. The portfolio manager selects stocks believed to be underpriced or stocks of growth companies, cyclical companies, or companies believed to be undergoing a basic change for the better. The principal factor in choosing investments is potential for capital appreciation. The Portfolio may invest in stocks of:

      o     Companies showing earnings growth and predictability

      o Newer less-seasoned companies believed to have better-than-average prospects

Principal Risk Factors: The Portfolio is primarily subject to risks associated with investing in equities, where market values may change abruptly, sometimes unpredictably, and style or selection risk, where stocks may not achieve growth predicted by the portfolio manager. For more information on these investments and related risks, please refer to "Investments Objective, Policies, Practices and Risks" in this prospectus and the statement of additional information.

================================================================================

PORTFOLIO PERFORMANCE

The table below shows the risk of an investment in the Portfolio by showing how its performance has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Portfolio. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by the Company, CLNY or their separate accounts, which would reduce the returns. The table compares the Portfolio's performance with the S&P 500 Stock Index and the Russell 2000 Index. Past performance can give some indication of the Portfolio's risk but is not necessarily an indication of how the Portfolio will perform in the future.

                    Year-By-Year % Total Returns as of 12/31

 -----------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

 [The following table was represented as a bar graph in the printed material.]

                        '94    '95    '96     '97    '98
                       ----   ----   ----   -----   ----
                       -4.11  33.99  12.65  21.14   20.23

                  The Portfolio commenced operations on 5/1/93.



                         Best Quarter:  4th-98   30.82%
                         Worst Quarter: 3rd-98  -20.69%



                 % Average Annual Total Returns as of 12/31/1998

                               1 year     5 year    Life of Fund
                               ------     ------    ------------
                 Capital
                   Portfolio    20.23      16.82        16.36
                 S&P 500
                   Index        28.52      24.10        18.59
                 Russell
                   2000
                   Index        -2.60      11.90        13.23



                       Investment Adviser: CL Capital
                       Management, Inc.

                       Subadviser: J. & W. Seligman & Co.
                       Incorporated

                       Portfolio Manager: Marion S.
                       Schultheis


Additional Investments, Investment Strategies and Techniques: The Portfolio may hold cash and invest without limits in short-term money market instruments (see Money Market Portfolio) for temporary defensive purposes or pending investment. The Portfolio may invest in various other types of securities and engage in other investment techniques. For a complete list of all the investments and techniques available to this Portfolio, please refer to Appendix A to this prospectus.

                         International Equity Portfolio

GOALS AND INVESTMENTS

Portfolio's Objective and Key Investments: Long-term capital appreciation by investing in equity or equity type securities of companies located outside the United States

Selection Process: The Portfolio seeks foreign securities that offer long-term capital appreciation potential. The subadviser seeks diversification by purchasing securities of at least four different countries that offer varying investment opportunities and are affected by different economic trends. The Portfolio may invest in developed countries, in American Depositary Receipts, European Depositary Receipts and other similar instruments, and up to 30% of its total assets in emerging markets countries. The subadviser's analysis focuses on the fundamental value of an enterprise, and it purchases securities for the Portfolio when the market price appears to be less than the fundamental value. In selecting specific investments, the subadviser seeks to identify securities with strong potential for appreciation relative to their downside exposure. In seeking to limit risks, the Portfolio's exposure is limited as follows:

            o     to a single industry group to 25% of its total assets

            o to a single country, excluding the United Kingdom and Japan, to 25% of its total assets

            o by normally holding investments in at least 4 countries and at least 40 different companies

            o by investing in a minimum of at least 5 to 8 different industry groups as defined by Morgan Stanley

Principal Risk Factors: The Portfolio is primarily subject to risks associated with investing in equities, where market values may change abruptly, sometimes unpredictably, and foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. For more information on these investments and related risks, please refer to "Investments Objective, Policies, Practices and Risks" in this prospectus and the statement of additional information.

================================================================================

PORTFOLIO PERFORMANCE

The table below shows the risk of an investment in the Portfolio by showing how its performance has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Portfolio. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by the Company, CLNY or their separate accounts, which would reduce the returns. The table compares the Portfolio's performance with the MSCI EAFE Index. Past performance can give some indication of the Portfolio's risk but is not necessarily an indication of how the Portfolio will perform in the future.

                    Year-By-Year % Total Returns as of 12/31

 -----------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

 [The following table was represented as a bar graph in the printed material.]

                               '96    '97    '98
                              ----   ----   -----
                              19.44  4.32   13.37



                        Best Quarter:  4th-1998   22.04%
                        Worst Quarter: 3rd-1998  -17.90%



                 % Average Annual Total Returns as of 12/31/1998

                                         1 year    Life of Fund
                                         ------    ------------
                 International
                   Equity Portfolio       13.37        11.50
                 MSCI EAFE
                   Index                  20.33         8.76



                         Investment Adviser: CL Capital
                         Management, Inc.

                         Subadviser: Laketon Investment
                         Management Ltd.

                         Portfolio Manager: Lance Speck


Additional Investments, Investment Strategies and Techniques: The Portfolio may hold cash and invest without limits in U.S. and foreign short-term money market instruments for temporary defensive purposes or pending investment. For temporary defensive purposes, the Portfolio also may hedge the portfolio currency exposure through the use of futures, options, or currency contracts. The Portfolio also may invest in various other types of securities and engage in other investment techniques. For a complete list of all the investments available to this Portfolio, please refer to Appendix A to this prospectus. Appendix B includes a list of the industry groups as defined by Morgan Stanley.

INVESTMENT OBJECTIVES, POLICIES, PRACTICES AND RISKS

Each Portfolio invests in various instruments subject to its particular investment objective and policies. The Portfolios may invest in some or all of the following, as described in the overview for each Portfolio, and in the statement of additional information ("SAI"). For a free copy of the SAI, see the back cover of this prospectus. Each Portfolio is a diversified pool of investments. The investment objective of each Portfolio is not fundamental, and, accordingly, the Board of Directors ("Board") may change the objective without shareholder approval. The different investment objectives and policies affect the investment return of each Portfolio. There is no guarantee that a Portfolio will achieve its investment objective.

Each Portfolio is subject to a different degree of market and financial risk. When a Portfolio sells its securities, they may be worth more or less than what the Portfolio paid for them. You could lose money by investing in a Portfolio. An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equities                                     Each Portfolio may invest in equity
                                             securities. Equity securities
Each Portfolio except                        include common and preferred stock,
Bond and Money Market Portfolios             warrants, rights, depositary
                                             receipts and shares, trust
                                             certificates, and real estate
                                             instruments.

                                             Common stocks (or equities)
                                             represent generally ownership of a
                                             corporation. Over time, equities
                                             have provided the greatest
                                             long-term growth potential but,
                                             over short periods, can be subject
                                             to great fluctuations in stock
                                             market prices. Stock funds are
                                             subject to market risk:
                                             specifically, stock market values
                                             are more volatile generally than
                                             are bond or money market values.
                                             Volatility means that prices will
                                             go down as well as up, which in
                                             turn, means that investors may lose
                                             money on an investment in a
                                             Portfolio. Equities are subject to
                                             financial risks relating to an
                                             issuer's earnings stability and
                                             overall soundness.

                                             Equities are subject to market
                                             risk. Many factors affect the stock
                                             market prices and dividend payouts
                                             of equity investments. These
                                             factors include investor confidence
                                             in the economy, investor
                                             perceptions of value in a
                                             particular company, general
                                             business conditions, and current
                                             conditions in a particular industry
                                             or company. Smaller companies are
                                             particularly sensitive to these
                                             factors.

Debt Securities                              Each Portfolio may invest in debt
                                             securities. Debt securities include
(All Portfolios)                             U.S. and Canadian government
                                             securities, certificates of
                                             deposit, and short-term money
                                             market instruments. Debt securities
                                             may have all types of interest rate
                                             payment and reset terms, including
                                             fixed, adjustable, zero-coupon,
                                             contingent, deferred, payment-in-
                                             kind and auction-rate features.

                                             Debt securities are subject to
                                             interest-rate risk because the
                                             value of debt securities varies
                                             inversely with interest rates. This
                                             means generally that the value of
                                             these investments increases as
                                             short-term interest rates fall and
                                             decreases as short-term interest
                                             rates rise.

                                             Debt securities also are subject to
                                             credit risk, which is the risk that
                                             a bond's price may be affected by
                                             its issuer's credit quality. An
                                             issuer may not always make payments
                                             on a debt security when due. Some
                                             debt securities, such as
                                             mortgage-backed securities, are
                                             subject to prepayment risk, which
                                             occurs when an issuer can prepay
                                             the principal owed on a security
                                             before its maturity. When interest
                                             rates decline, asset-backed
                                             securities generally experience
                                             higher prepayments, and a portfolio
                                             manager may be forced to invest
                                             proceeds from prepayments at lower
                                             rates, Securities which results in
                                             a lower yield for the Portfolio. In
                                             addition, yields from short-term
                                             debt securities normally are lower
                                             than yields from (All Portfolios)
                                             longer-term securities.

Convertible securities                       These may be debt or equity
                                             securities that pay interest or
                                             dividends may be converted on
                                             specified terms into the stock of
                                             the issuer.

(Bond, Value Equity, Managed,
Capital, and International Equity Portfolios)

Preferred securities                         These are classes of stock that pay
                                             dividends at a specified rate.
(Bond, Value Equity, Managed,                Dividends are paid on preferred
Capital, and International Equity            stocks before they are paid on
Portfolios                                   common stocks. In addition,
                                             preferred stockholders have
                                             priority over common stockholders
                                             as to the proceeds from the
                                             liquidation of a company's assets.

Lower Rated Fixed-Income                     High-yield securities, commonly
Securities                                   referred to as "junk bonds," are
                                             considered speculative. While
(Bond and Managed Portfolios)                generally providing greater income
                                             than investments in higher-quality
                                             securities, these securities
                                             involve greater risk of principal
                                             and income (including the
                                             possibility of default or
                                             bankruptcy of the issuers of the
                                             security).

Foreign Securities                           Foreign securities include
                                             interests in or obligations of
(All Portfolios)                             entities located outside of the
                                             United States. The determination of
                                             where an issuer of a security is
                                             located is made by reference to the
                                             country in which the issuer: (a) is
                                             organized; (b) derives at least 50%
                                             of its revenues or profits from
                                             goods produced or sold, investments
                                             made or services performed; (c) has
                                             at least 50% of its assets
                                             situated; or (d) has the principal
                                             trading market for its securities.
                                             Foreign securities may be
                                             denominated in non-U.S. currencies
                                             and traded outside the United
                                             States, may be registered and
                                             issued in the U.S. and denominated
                                             in U.S. dollars, or may be in the
                                             form of depositary receipts.

                                             An investment in foreign securities
                                             involves risk in addition to those
                                             of U.S. securities, including
                                             possible political and economic
                                             instability and the possible
                                             imposition of exchange controls or
                                             other restrictions on investments.
                                             A Portfolio also bears an
                                             "information" risk associated with
                                             different accounting, auditing and
                                             financial reporting standards in
                                             many foreign countries. If a
                                             Portfolio invests in securities
                                             denominated or quoted in currencies
                                             other than the U.S. dollar, changes
                                             in foreign currency rates relative
                                             to the U.S. dollar affect the U.S.
                                             dollar value of the Portfolio's
                                             assets. No Portfolio, except
                                             International Equity Portfolio, may
                                             invest more than 25% of its total
                                             assets in the securities of any
                                             foreign issuer.

Emerging Market                              Emerging markets investments offer
Investments                                  potential of significant gains but
                                             also offer greater risks than
(International Equity Portfolio)             investing in more developed
                                             countries. Political or economic
                                             instability, lack of market
                                             liquidity and government actions,
                                             such as currency controls or
                                             seizure of private business or
                                             property may be more likely in
                                             emerging markets than in more
                                             established markets.

Sectors                                      Sectors, or asset classes, are of
                                             three types: equities, debt
(Managed Portfolio)                          securities and money market
                                             instruments (sometimes referred to
                                             as "cash"). Each sector generally
                                             reacts differently to various
                                             market conditions, including
                                             interest-rate changes and other
                                             factors. Sector risk is the risk
                                             that a sector
                                             fails to perform as expected.

Temporary Defensive Positions                Each of Capital and International
                                             Equity Portfolio may depart from
(Capital and International Equity            its principal investments and
Portfolios)                                  strategies in response to adverse
                                             market, economic or political
                                             conditions and take a temporary
                                             defensive position. When in a
                                             temporary defensive position, a
                                             Portfolio may be unable to achieve
                                             its investment goal. It is not
                                             investing in accordance with its
                                             investment objective and policies
                                             and may not take advantage of
                                             market increases.

Portfolio Turnover                           Each Portfolio may actively trade
                                             portfolio securities in seeking to
                                             achieve its investment objective.
                                             Active trading causes a Portfolio
                                             to have a higher portfolio turnover
                                             rate, which generates shorter-term
                                             gains (losses) for its shareholders
                                             that are taxed at higher rates than
                                             longer-term gains (losses).
                                             Actively trading portfolio
                                             securities increases trading costs,
                                             which has an adverse impact on
                                             performance.

                                   MANAGEMENT

Investment Adviser

CL Capital Management, Inc. provides investment advisory services to the Fund for the Money Market, Bond, Value Equity, and Managed (debt and money market portions) Portfolios, and, in general, supervises the management and investment program for all the Portfolios. CL Capital Management is a registered investment adviser that was incorporated in l989. It is a wholly owned subsidiary of the Company, which in turn is a wholly owned subsidiary of Canada Life. CL Capital Management's principal offices are located at 6201 Powers Ferry Road, N.W., Atlanta, Georgia 30339.

For the year ended December 31, 1998, the Portfolios paid advisory fees to CL Capital Management at the following annual rates:

              Portfolio                  Annual management fee
                                  (as a percentage of the Portfolio's
                                       average daily net assets)

           Money Market Portfolio             0.50%

           Bond Portfolio                     0.50%

           Value Equity Portfolio             0.50%

           Managed Portfolio                  0.50%

           Capital Portfolio                  0.50%

           International Equity Portfolio     0.80%*

----------

* The investment advisory fee for the International Equity Portfolio may exceed the industry average of investment advisory fees for domestic funds but does not exceed the industry average for international funds.

The Subadvisers and Portfolio Managers

The investments of Money Market and Bond Portfolios and the debt-instrument portion of Managed Portfolio are managed solely by CL Capital Management. The investments of Capital, Value Equity, Portfolio, and International Equity Portfolios and the equity portion of the Managed Portfolio are managed by subadvisers that are supervised by CL Capital Management. The table below sets forth the name of each subadviser and portfolio manager, including the business experience of each portfolio manager for at least the past five years.

--------------------------------------------------------------------------------
Portfolio              Portfolio Manager and Subadviser   Business Experience
--------------------------------------------------------------------------------
Money Market           George N. Isaac (since July 1998)  Senior Portfolio
Portfolio              CL Capital Management, Inc.        Manager, CL Capital
                                                          Management, Inc.,
                                                          since 1980
--------------------------------------------------------------------------------
Bond Portfolio         George N. Isaac (since July 1998)  See above
                       CL Capital Management, Inc.
--------------------------------------------------------------------------------
Value Equity           Henry A. Rachfalowski (since July  President, CL Capital
Portfolio              1998) CL Capital Management, Inc.  Management Inc., 1996
                                                          - present; prior
                                                          thereto, Vice
                                                          President and
                                                          Portfolio Manager,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          Ontario Municipal
                                                          Employees Retirement
                                                          Board

                       Lance Speck (since April 1999)     Vice President and
                                                          Portfolio Manager,
                                                          Laketon Investment
                                                          Management Ltd., since
                                                          1996; prior thereto,
                                                          Vice President, Canada
                                                          Life Investment
                                                          Management Limited
--------------------------------------------------------------------------------
Managed Portfolio      Henry A. Rachfalowski (since       See above
                       July 1998)

                       (debt and money market portion)
                       George N. Isaac (since July 1998)  See above

                       (subadviser of equity portion)
                       Lance Speck (since April 1999)     See above
--------------------------------------------------------------------------------
Capital Portfolio      Henry A. Rachfalowski (since       See above
                       July 1998)

                       Marion S. Schultheis (since        Managing Director,
                       June 1998)                         J.W. Seligman & Co.
                       J. & W. Seligman & Co.             Incorporated since May
                       Incorporated                       1998; Vice President
                       100 Park Avenue                    and Portfolio Manager,
                       New York, New York  10017          two other open-end
                                                          management investment
                                                          companies in the
                                                          Seligman Group of
                                                          investment companies;
                                                          Managing Director,
                                                          Chancellor LGT, from
                                                          October 1997 to May
                                                          1998; and Senior
                                                          Portfolio Manager, IDS
                                                          Advisory Group Inc.,
                                                          from August 1987 to
                                                          October 1997.
--------------------------------------------------------------------------------
International Equity   Henry A. Rachfalowski (since       See above
Portfolio              July 1998)

                       Lance Speck (since April 1999)     See above
--------------------------------------------------------------------------------

                                LEGAL PROCEEDINGS

There are no material pending legal proceedings affecting the Fund. It has been advised by CL Capital Management, CLICA, CLNY, Laketon Investment Management Ltd. And J. & W. Seligman & Co. that none of them has any material pending legal proceedings affecting them.

                              YEAR 2000 COMPLIANCE

Generally computer programs were designed without considering the impact of the upcoming change in the century. As a result software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business financial condition and results of operations of a company, investment adviser separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.

Canada Life and its affiliates have investigated the nature and extent of the work required for its computer system to process beyond the turn of the century and have made progress toward achieving this goal, including upgrading and/or replacing existing systems. Canada Life and its affiliates are confirming with their service providers, the Fund's subadvisers and other service providers, and with issuers of existing and prospective portfolio investments, that they are also in the process of replacing or modifying their systems with the same goal. Canada Life expects that its principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, Canada Life closely monitors associated costs and continues to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Fund or its Portfolios.

                                EURO CONVERSION

On January 1, 1999, 11 participating countries in the European Economic Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) adopted the Euro as their official currency. As of January 1, 1999, governments in participating countries issued new debt and redenominated existing debt in Euros, although corporations may choose whether to issue stocks or bonds in Euros or the national currency. The new European Central Bank (the "ECB") has assumed responsibility for a uniform monetary policy in participating countries. Currency conversion occurs through a "triangulation" process whereby an amount denominated in one national currency is converted into Euros, which are then converted into the second national currency. The Euro conversion presents investors with unique risks and uncertainties, including: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts denominated in or referring to existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January I, 1999 through December 31, 2001 and beyond; (4) potential U.S. tax issues with respect to Portfolio securities; and (5) the ECB's abilities to manage monetary policies among the participating countries. Three other EU member countries (Denmark, Greece, and the United Kingdom) may convert to the Euro at a later date. These and other factors could adversely affect the value of or income from Portfolio securities.

                    SHAREHOLDER TRANSACTIONS AND PURCHASES

The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund issues shares in six separate portfolios each with only one class. The shares of each Portfolio participate equally with all other shares of that Portfolio in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Purchase and Redemptions

The Fund currently offers its shares, without sales charge, only for purchase by the Company, CLNY, and their separate accounts. Shares may also be sold to Canada Life, its affiliates and their separate accounts. The Fund continuously offers shares in each of its portfolios at prices equal to their respective net asset values per share next determined after the request is deemed received by the Fund.

The Fund redeems all full and fractional shares of the Fund for cash. No redemption fee is charged, although there may be a contingent deferred sales charge applicable to surrenders or withdrawals under the policies, as described in the Policy Prospectus. The redemption price is the net asset value per share of the respective portfolio next determined after the request for redemption is deemed received. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may be suspended or postponed for any period during which: 1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; 2) an emergency exists, as determined by the Commission, as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or 3) the Commission by order so permits for the protection of shareholders of the Fund.

                        VALUATION OF SHARES AND PRICING

Net Asset Value

The net asset value of each portfolio's shares is determined once daily as of the close of the New York Stock Exchange (usually at 4:00 p.m. Eastern Time) on each day that the Exchange is open for trading. The net asset value of each Portfolio's shares is computed by dividing the value of the net assets of the portfolio by the total number of shares outstanding.

Pricing of Portfolio Shares

The offering price of Portfolio shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of trading (usually 4:00 p.m. Eastern time) each day the New York Stock Exchange ("Exchange") is open. NAV is calculated by adding the value of a Portfolio's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Securities held by the Bond, Value Equity, Managed, Capital, and International Equity Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations for the securities are readily available. Otherwise, such securities are valued at fair value as determined in good faith by or under procedures approved by the Board. Securities held by the Money Market Portfolio, and money market instruments maturing in 60 days or less that are held by the other Portfolios, are valued on an amortized-cost basis. The amortized-cost method of valuation involves valuing a security at cost on the date of acquisition and, thereafter, assuming a constant accretion of a discount or amortization of a premium to maturity. The Money Market Portfolio seeks to maintain a constant net asset value of $10.00 per share. The Money Market Portfolio will maintain a dollar-weighted average portfolio maturity that does not exceed 90 days.

The International Equity Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

For additional information on the valuation of securities, refer to the Statement of Additional Information.

                TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are distributed in cash or reinvested in additional Portfolio shares, without a sales charge. The Fund expects that Portfolio shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

Each Portfolio intends to make distributions of income and capital gains in order to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Further, each Portfolio intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For more information about the tax status of the Portfolios, see "Tax Status" in the Statement of Additional Information.

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolios' financial performance for the past 5 years (or for its period of operations, if shorter than 5 years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available free upon request.

Money Market Portfolio1

                                             Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                               12/31/98        12/31/97        12/31/96        12/31/95        12/31/94
                                               --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period             $10.00          $10.00          $10.00          $10.00          $10.00
                                            -----------      ----------      ----------      ----------      ----------
Income from Investment Operations
  Net Investment Income                            0.46            0.48            0.45            0.49            0.34
                                            -----------      ----------      ----------      ----------      ----------
    Total From Investment Operations               0.46            0.48            0.45            0.49            0.34
Less Distributions
  Dividends (from net investment income)          (0.46)          (0.48)          (0.45)          (0.49)          (0.34)
                                            -----------      ----------      ----------      ----------      ----------
Total Distributions                               (0.46)          (0.48)          (0.45)          (0.49)          (0.34)
Net Asset Value, End of Period                   $10.00          $10.00          $10.00          $10.00          $10.00
                                            ===========      ==========      ==========      ==========      ==========
Total Return                                       4.77%           4.95%           4.58%           4.95%           3.40%
Ratios/Supplemental Data
  Net Assets, End of Period                 $12,309,897      $9,149,393      $7,599,213      $4,608,718      $5,057,319
Ratio of Expenses to Average Net Assets
  Before Expense Reimbursement                     0.95%           1.16%           1.09%           1.14%           1.11%
Ratio of Expenses to Average Net Assets
  After Expense Reimbursement                      0.75%           0.75%           0.75%           0.75%           0.75%
Ratio of Net Investment Income to
  Average Net Assets                               4.64%           4.78%           4.54%           4.98%           3.43%

----------
/1/   The Portfolio commenced operations on December 4, 1989.

                              FINANCIAL HIGHLIGHTS
                                   (Continued)

Bond Portfolio /1/

                                              Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                12/31/98        12/31/97        12/31/96        12/31/95        12/31/94
                                                --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period              $10.59          $10.36          $10.45           $9.75          $10.74
                                                --------        --------        --------        --------        --------

Income from Investment Operations
  Net Investment Income                             0.55            0.60            0.60            0.65            0.51

  Net Gains or Losses on Securities
    (both realized and unrealized)                  0.67            0.23           (0.09)           1.09           (0.99)
                                                --------        --------        --------        --------        --------
  Total From Investment Operations                  1.22            0.83            0.51            1.74           (0.48)

Less Distributions
  Dividends (from net investment income)           (0.55)          (0.60)          (0.60)          (0.64)          (0.51)
  Distributions (from capital gains)               (0.27)           0.00            0.00           (0.15)           0.00
  Return of Capital                                 0.00            0.00            0.00           (0.25)           0.00
                                                --------        --------        --------        --------        --------
    Total Distributions                            (0.82)          (0.60)          (0.60)          (1.04)          (0.51)

Net Asset Value, End of Period                    $10.99          $10.59          $10.36          $10.45           $9.75
                                                ========        ========        ========        ========        ========

Total Return                                        9.00%           8.09%           4.66%          16.77%          (3.94%)

Ratios/Supplemental Data

Net Assets, End of Period                    $16,705,618      $7,065,818      $6,712,914      $5,493,594      $3,985,744

Ratio of Expenses to Average Net Assets             0.92%           1.02%           1.08%           1.09%           1.10%
  Before Expense Reimbursement
Ratio of  Expenses to Average Net Assets            0.90%           0.90%           0.90%           0.88%           0.96%
  After Expense Reimbursement
Ratio of Net Investment Income to Average           5.04%           5.70%           5.73%           6.06%           5.01%
  Net Assets
Portfolio Turnover Rate                           105.90%         127.63%         284.11%         245.32%          43.89%

----------
/1/  The Portfolio commenced operations on December 4, 1989.

                              FINANCIAL HIGHLIGHTS
                                   (Continued)

Value Equity Portfolio /1/

                                             Year Ended      Year Ended     Year Ended     Year Ended     Year Ended
                                               12/31/98/2/    12/31/97       12/31/96       12/31/95       12/31/94
                                              ---------        --------       --------       --------       --------
Net Asset Value, Beginning of Period             $14.71          $13.00         $13.51         $13.46         $13.60
                                              ---------        --------       --------       --------       --------

Income from Investment Operations
  Net Investment Income                            0.03            0.04           0.20           0.12           0.14

  Net Gains or Losses on Securities
    (both realized and unrealized)                 0.49            3.44           0.80           3.17           0.13
                                              ---------        --------       --------       --------       --------
  Total From Investment Operations                 0.52            3.48           0.82           3.29           0.27

Less Distributions
  Dividends (from net investment income)          (0.03)          (0.04)         (0.02)         (0.12)         (0.14)
  Distributions (from capital gains)              (0.75)          (1.73)         (1.31)         (3.12)         (0.27)
                                              ---------        --------       --------       --------       --------
Total Distributions                               (0.78)          (1.77)         (1.33)         (3.24)         (0.41)

Net Asset Value, End of Period                   $14.45          $14.71         $13.00         $13.51         $13.46
                                              =========        ========       ========       ========       ========

Total Return                                       2.81%          26.93%          6.94%         23.66%          2.03%

Ratios/Supplemental Data

Net Assets, End of Period                   $16,829,336     $10,146,856     $8,519,192     $8,244,957     $7,379,295

Ratio of Expenses to Average Net Assets            0.97%           1.01%          0.99%          1.07%          0.97%
  Before Expense Reimbursement
Ratio of  Expenses to Average Net Assets           0.90%           0.90%          0.90%          0.90%          0.96%
  After Expense Reimbursement
Ratio of Net Investment Income to Average          0.22%           0.28%          0.17%          0.81%          1.03%
  Net Assets
Portfolio Turnover Rate                          189.28%          50.97%         46.78%        103.07%         35.99%

----------
/1/   The Portfolio commenced operations on December 4, 1989.
/2/ On July 27, 1998 the investment adviser changed from CL Capital Management, Inc. to INDAGO Capital Management, Inc. ("INDAGO"); on April 15,1999 the investment subadviser changed from INDAGO to Laketon Investment Management Ltd.

                              FINANCIAL HIGHLIGHTS
                                   (Continued)

Managed Portfolio /1/

                                             Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                               12/31/98/2/     12/31/97        12/31/96        12/31/95        12/31/94
                                              ---------        --------        --------        --------        --------
Net Asset Value, Beginning of Period             $12.45          $11.80          $12.37          $12.01          $12.77
                                              ---------        --------        --------         --------       --------

Income from Investment Operations
  Net Investment Income                            0.29            0.34            0.32            0.40            0.32

  Net Gains or Losses on Securities
    (both realized and unrealized)                 0.23            1.66            0.27            2.38           (0.39)
                                              ---------        --------        --------         --------       --------
  Total From Investment Operations                 0.52            2.00            0.59            2.78           (0.07)

Less Distributions
  Dividends (from net investment income)          (0.29)          (0.34)          (0.32)          (0.41)          (0.32)
  Distributions (from capital gains)              (0.83)          (1.01)          (0.84)          (2.01)          (0.37)
                                              ---------        --------        --------         --------       --------
Total Distributions                               (1.12)          (1.35)          (1.16)          (2.42)          (0.69)

Net Asset Value, End of Period                   $11.85          $12.45          $11.80          $12.37          $12.01
                                              =========        ========        ========         ========       ========

Total Return                                       5.15%          17.61%           5.75%          21.92%          (0.25)%

Ratios/Supplemental Data

Net Assets, End of Period                   $13,308,554     $15,277,567     $15,972,639     $17,033,045     $15,192,354

Ratio of Expenses to Average Net Assets
  Before Expense Reimbursement                     0.96%           0.95%           0.95%           1.03%           0.98%
Ratio of  Expenses to Average Net Assets
  After Expense Reimbursement                      0.90%           0.90%           0.90%           0.90%           0.97%
Ratio of Net Investment Income to Average
  Net Assets                                       2.35%           2.74%           2.53%           3.06%           2.51%
Portfolio Turnover Rate                          167.95%          82.80%         144.67%         145.14%          27.31%

----------
/1/   The Portfolio commenced operations on December 4, 1989.
/2/ On July 27, 1998 the investment adviser changed from CL Capital Management, Inc. to INDAGO Capital Management, Inc. ("INDAGO") for the equity portion of the fund; on April 15, 1999 the investment subadviser changed from INDAGO to Laketon Investment Management Ltd.

                              FINANCIAL HIGHLIGHTS
                                   (Continued)

Capital Portfolio /1/

                                            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                              12/31/98       12/31/97       12/31/96       12/31/95       12/31/94
                                              --------       --------       --------       --------       --------
Net Asset Value, Beginning of Period            $14.15         $13.96         $13.55         $10.48         $11.06
                                              --------       --------       --------       --------       --------

Income from Investment Operations
  Net Investment Income                          (0.06)          0.00           0.03           0.02           0.01

  Net Gains or Losses on Securities
    (both realized and unrealized)                2.87           2.75           1.68           3.56          (0.46)
                                              --------       --------       --------       --------       --------
  Total From Investment Operations                2.81           2.75           1.71           3.58          (0.45)

Less Distributions
  Dividends (from net investment income)          0.00           0.00          (0.03)         (0.01)         (0.01)
  Distributions (from capital gains)             (1.07)         (2.56)         (1.27)         (0.50)         (0.12)
                                              --------       --------       --------       --------       --------
Total Distributions                              (1.07)         (2.56)         (1.30)         (0.51)         (0.13)

Net Asset Value, End of Period                  $15.89         $14.15         $13.96         $13.55         $10.48
                                              ========       ========       ========       ========       ========

Total Return                                     20.23%         21.14%         12.65%         33.99%         (4.11)%

Ratios/Supplemental Data

Net Assets, End of Period                   $8,407,733     $6,494,058     $6,676,516     $6,366,302     $3,847,365

Ratio of Expenses to Average Net Assets
  Before Expense Reimbursement                    0.99%          0.99%          0.99%          1.09%          1.03%
Ratio of  Expenses to Average Net Assets
  After Expense Reimbursement                     0.90%          0.90%          0.90%          0.88%          0.92%
Ratio of Net Investment Income to Average
  Net Assets                                     (0.43)%         0.03%          0.19%          0.11%          0.09%
Portfolio Turnover Rate                         123.69%         84.39%         54.11%         33.42%         55.99%

----------
/1/   The Portfolio commenced operations on May 1, 1993.

                             FINANCIAL HIGHLIGHTS
                                  (Continued)

International Equity Portfolio/1/

                                                                                                         Period
                                               Year Ended        Year Ended        Year Ended        4/24/95 to
                                                 12/31/982         12/31/97          12/31/96          12/31/95
                                                 --------          --------          --------          --------
Net Asset Value, Beginning of Period               $11.64            $11.82            $10.09            $10.00
                                                   ------            ------            ------            ------

Income from Investment Operations
  Net Investment Income                              0.06              0.07              0.16              0.10

  Net Gains or Losses on Securities
    (both realized and unrealized)                   1.62              0.56              1.83              0.49
                                                     ----              ----              ----              ----
  Total From Investment Operations                   1.68              0.63              1.99              0.59

Less Distributions
  Dividends (from net investment income)            (0.06)            (0.07)            (0.16)            (0.10)
  Distributions (from capital gains)                (0.99)            (0.74)            (0.10)            (0.40)
                                                    -----             -----             -----             -----
Total Distributions                                 (1.05)            (0.81)            (0.26)            (0.50)

Net Asset Value, End of Period                     $12.27            $11.64            $11.82            $10.09
                                                   ======            ======            ======            ======

Total Return                                        13.37%             4.32%            19.44%             5.79%/3/

Ratios/Supplemental Data

Net Assets, End of Period                      $6,259,057        $4,771,122        $3,305,190        $2,085,588

Ratio of Expenses to Average Net Assets
  Before Expense Reimbursement                       1.47%             1.32%             1.56%             1.06%/4/
Ratio of  Expenses to Average Net Assets
  After Expense Reimbursement                        1.20%             1.20%             1.20%             1.20%/5/
Ratio of Net Investment Income to Average
  Net Assets                                         0.48%             0.57%             1.44%             1.43%/5/
Portfolio Turnover Rate                            119.77%            37.73%            56.28%            33.56%

----------
1     The Portfolio commenced operations on April 24, 1995.
2 On July 27, 1998 the investment advisory services changed from CL Capital Management, Inc. to INDAGO Capital Management, Inc. ("INDAGO"); on April 15, 1999 the investment subadvisory services changed from INDAGO to Laketon Investment Management Ltd.
3     Not annualized: unaudited.
4 Not annualized; if annualized, the ratio of expenses to average net assets before reimbursements would be 1.54% (unaudited).
5     Annualized for the period April 24,1995 to December 31, 1995.

                                  APPENDIX A

The following table identified investments, techniques and strategies that each Portfolio may use n connection with its investment objective, policies and limitations. Permissible investments, techniques and strategies are checked. Percentages show a limit on a Portfolio's assets that may be invested in accordance with the indicated investment, instrument or technique.

------------------------------------------------------------------------------------------------------------------------

Investment Technique                      Money         Bond     Value Equity   Managed       Capital    International
                                          Market                                                             Equity
------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts                                          X            X                           X
------------------------------------------------------------------------------------------------------------------------
Asset-Backed Mortgage Securities                          X                        X
------------------------------------------------------------------------------------------------------------------------
Bankers' Acceptances                         X            X                        X             X
------------------------------------------------------------------------------------------------------------------------
Canadian Government Securities               X            X                        X
------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit                      X            X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Commercial Paper                             X            X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Convertible Securities                                   20%          X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Corporate Asset-Backed Securities            X            X                        X
------------------------------------------------------------------------------------------------------------------------
Debt Securities                              X            X                        X             X             X
------------------------------------------------------------------------------------------------------------------------
Emerging Market Securities                                                                                    30%
------------------------------------------------------------------------------------------------------------------------
Equity Securities                                                     X            X             X             X
------------------------------------------------------------------------------------------------------------------------
European Depositary Receipts                                                                                   X
------------------------------------------------------------------------------------------------------------------------
Floating & Variable Rate Instruments         X            X                        X
------------------------------------------------------------------------------------------------------------------------
Foreign Securities                           X            X          25%*          X             X             X
------------------------------------------------------------------------------------------------------------------------
Forward Contracts on Foreign Currency                     X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Futures Contracts                                         X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
High-Yield, High-Risk Bonds                              20%                       X             X
------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                          X            X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Indexed Securities                                                    X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Index Futures Contracts                                   X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Investment Company Securities                             X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Investment in Unseasoned Issuers                          X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Lending Portfolio Securities
------------------------------------------------------------------------------------------------------------------------
Letters of Credit                            X            X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Loan Participations                          X            X                        X
------------------------------------------------------------------------------------------------------------------------
Money Market Instruments                     X            X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                                X                        X             X
------------------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                                                                  X
------------------------------------------------------------------------------------------------------------------------
Options on Index Futures Contracts                                    X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Options on Stock Indices                                              X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Preferred Stock                                          20%          X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Private Debt Instruments                                 10%                       X
------------------------------------------------------------------------------------------------------------------------
Put and Call Options                                      X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Real Estate-Related Instruments              X            X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

Investment Technique                       Money        Bond     Value Equity   Managed       Capital      International
                                           Market                                                             Equity
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                        X            X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Swap Agreements                                           X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Temporary Bank Borrowing                     X            X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                   X            X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Variable Amount Master Demand Notes          X            X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Warrants                                                              X            X             X             X
------------------------------------------------------------------------------------------------------------------------
When-Issued & Delayed-Delivery
Securities                                                X           X            X             X             X
------------------------------------------------------------------------------------------------------------------------
Writing Covered Call Options                             25%         25%          25%           25%           25%
------------------------------------------------------------------------------------------------------------------------

* Includes up to 20% in equities listed on Canadian or other foreign exchanges.

                                  APPENDIX B

                        Morgan Stanley Industry Sectors

                               Capital Equipment
                                Consumer Goods
                                    Energy
                                    Finance
                                  Gold Mines
                                   Materials
                                Multi-Industry
                                   Services

                     ADDITIONAL INFORMATION ABOUT THE FUND

Annual/Semi-Annual Shareholder Reports:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI"):

The SAI, which contains additional information about the Fund, has been filed with the SEC and is included in this prospectus by reference. Information about the Fund (including the shareholder reports and the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by selling the SEC at 1-800-SEC-0330.

Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon
        ------------------
payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

A free copy of the Fund's SAI and annual report may be obtained, and further inquiries can be made by calling the Fund at 18009051959 or by writing to the Fund at 6201 Powers Ferry Road, NW, Atlanta, Georgia 30330.

Investment Company Act File No.: 811-5816

                      STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                   CANADA LIFE OF AMERICA SERIES FUND, INC.

                                  May 1, 1999

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read this SAI with Canada Life of America Series Fund, Inc.'s (the "Fund's") prospectus dated May 1, 1999 and 1998 annual shareholder report. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:

Canada Life of America Series Fund, Inc.

6201 Powers Ferry Road, NW,

Atlanta, Georgia, 30339

phone number (800) 905-1959 (toll free)

or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.
-------------------
The Fund's statement of assets and liabilities, including the schedules of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the periods indicated therein, as well as the Report of Independent Auditors, are incorporated by reference in this SAI.

Terms not defined in this SAI have the meanings given them in the prospectus.

                               TABLE OF CONTENTS

TABLE OF CONTENTS                                                              4

INVESTMENT OBJECTIVES, POLICIES, PRACTICES, AND RISKS                          5

INVESTMENT OBJECTIVES AND POLICIES                                             5

INVESTMENT PRACTICES                                                          10

INVESTMENT RESTRICTIONS                                                       23

PORTFOLIO TURNOVER                                                            24

DIVIDENDS                                                                     26

INVESTMENT EXPERIENCE INFORMATION                                             26

AVERAGE ANNUAL COMPOUNDED RATES OF RETURNS AS OF 12/31                        28

MANAGEMENT OF THE FUND                                                        28

PURCHASE AND REDEMPTION OF SHARES                                             37

DETERMINATION OF NET ASSET VALUE                                              38

TAXES                                                                         39

GENERAL INFORMATION                                                           40

APPENDIX                                                                     A-1

             INVESTMENT OBJECTIVES, POLICIES, PRACTICES, AND RISKS

Canada Life of America Series Fund, Inc. is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company and was organized on February 23, 1989 as a Maryland corporation.

Fund shares are not offered directly to the public but are currently sold only to Canada Life Insurance Company of America (the "Company"), Canada Life Insurance Company of New York ("CLNY"), and to certain of their separate accounts to fund the benefits under certain variable policies (the "policies") issued by the respective insurance companies. The separate accounts invest in Fund shares in accordance with instructions received from policy owners. Fund shares also may be sold to The Canada Life Assurance Company ("Canada Life"), its affiliates and their separate accounts. The Company and CLNY are wholly owned subsidiaries of Canada Life. Canada Life commenced operations in 1847 and has been actively operating in the United States since 1889. Canada Life is one of the largest life insurance companies in North America with consolidated assets as of December 31, 1998 of approximately $31 billion (U.S. dollars).

A policy owner's beneficial interest in the Fund is limited to the assets of the particular Portfolios in which the policy holds shares.

The Fund currently offers six series (each, a "Portfolio"). These Portfolios are Bond, Capital, International Equity, Managed, Money Market, and Value Equity Portfolios. Each Portfolio has its own investment objective, policies and restrictions that determine its investment return. There is no assurance that any Portfolio will achieve its investment objective. The investment objective of each Portfolio is not fundamental and, accordingly, the Board of Directors ("Board") may change the objective without shareholder approval. If the Board were to change an objective, it would notify the shareholders promptly.

Each Portfolio is subject to a different degree of market and credit or financial risk. Market risk refers to the volatility of security prices due to changes in securities market conditions in general and, particularly in the case of debt securities, changes in the overall level of interest rates. Credit or financial risk refers to the ability of an issuer of a debt security to pay principal and interest on such security and to the earnings stability and overall financial soundness of an issuer of an equity security. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the Portfolios. This factor depends upon the overall maturity of the securities in a Portfolio, since changing interest rates do not affect the current income levels of a pre-existing portfolio of fixed-rate securities.

The following section explains more about the investments and investment techniques in which the Portfolios invest. It also includes a brief discussion about the specific risks associated with a particular investment or technique. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

The following supplements the Fund's "Investment Objectives, Policies, Practices, and Risks" set forth in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Money Market Portfolio

The investment objective of Money Market Portfolio is to provide the highest possible level of current income, consistent with preservation of capital and liquidity. Money Market Portfolio seeks to achieve its objective by investing in high quality money market instruments, including:

      1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;

      2. obligations, such as certificates of deposit and banker's acceptances, of U.S. or Canadian banks, U.S. savings and loans associations, and Canadian trust companies which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;

      3. commercial paper or bank loan participations;

      4. corporate obligations;

      5. obligations issued or guaranteed as to principal and interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency; and

      6. repurchase agreements that mature within seven days.

All investments of Money Market Portfolio will be denominated in U.S. currency, and the Portfolio will limit its investments to instruments that the Board determines present minimal risks and which generally are, at the time of acquisition, either:

rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("Rating Agency"); or

by one Rating Agency if that Rating Agency is the only Rating Agency that has rated the instrument or issuer; or

if the instrument is not rated, is of comparable quality as determined by the Board; or

issued by an issuer that has received a rating of the type described in "1" or "2" above on other securities that are comparable in priority and security to the instrument.

All of the money market investments mature in thirteen months or less. Money Market Portfolio uses the amortized cost method of securities valuation. See "Determination of Net Asset Value."

Because of the short-term nature of the Money Market Portfolio's investments, a portfolio turnover rate is not applicable. Investment in shares of Money Market Portfolio should be subject to relatively little market risk and financial risk but a high level of current income volatility.

Bond Portfolio

As stated in the prospectus, Bond Portfolio's investment objective is to provide as high a level of current income and capital appreciation, as is consistent with preservation of principal. Bond Portfolio seeks to achieve its objective by investing primarily in U.S. dollar-denominated debt instruments. At least 80% of Bond Portfolio's assets are invested in the following:

obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;

publicly-traded debt instruments which are rated within the four highest categories by Rating Agencies;

obligations issued or guaranteed as to principal and interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency.

The remaining 20% of total assets of Bond Portfolio may be invested in lower quality debt instruments or high yield debt instruments. Generally, these provide higher yields but are subject to greater market fluctuations and risk of loss of income and principal than higher quality debt instruments. Bond Portfolio does not invest in any instruments that are rated lower than B. Bond Portfolio will not directly purchase common stocks. However, it may retain up to 20% of the value of its total assets in debt instruments or preferred shares which are convertible into common shares. Bond Portfolio may also invest up to 10% of its total assets in privately placed debt instruments that carry registration rights exercisable within twelve months of the date of investment.

Bond Portfolio may invest in cash and money market instruments of the type in which Money Market Portfolio may invest (described above), pending investment in accordance with Bond Portfolio's investment policies and to provide for expenses and anticipated redemption payments. Bond Portfolio also may enter into repurchase agreements, engage in options trading to the extent described under "Put And Call Options", and, if the fundamental loan policy permits securities lending, may make loans of portfolio securities.

Investment in shares of Bond Portfolio generally should be subject to relatively low financial risk, moderately high market risk and moderately low current income volatility. However, to the extent Bond Portfolio invests up to 20% of its assets in lower quality debt instruments, these instruments could increase financial risk and income volatility. Bond Portfolio may have more than 20% of its assets in lower quality debt instruments if debt instruments rated in the fourth highest category when purchased are subsequently downgraded. See "Lower Quality Debt Instruments." See the Appendix to this SAI for a description of Rating Agency ratings.

Value Equity Portfolio

As described in the prospectus, Value Equity Portfolio's investment objective is to provide long-term growth and income by investing in equity securities that are believed to have appreciation potential. The Adviser's equity investment philosophy is based upon a fundamental value approach to security evaluation, designed to preserve capital over a long-term investment horizon. The Adviser seeks to accomplish this objective through the purchase of stocks with poor current market psychology that are undervalued relative to normal earnings power. Value Equity Portfolio pursues its objective by investing primarily in common stocks. It may invest in other securities, including rights, warrants, preferred stock and debt securities convertible into or carrying rights or warrants to purchase common stock or to participate in earnings. Value Equity Portfolio's investments are not limited to any particular type or size of company. Investments are made primarily in equity securities of companies that are publicly traded on a U.S. stock exchange or in the over-the-counter market of the National Association of Securities Dealers. Up to 20% of Value Equity Portfolio, by market value, may be invested from time to time in equity securities listed on Canadian or other foreign stock exchanges.

For prudent diversification, Value Equity Portfolio maintains at all times investments in at least 30 individual companies, in each case limited to 5% of the Portfolio's total assets. Value Equity Portfolio also may maintain up to 25% of its total market value in cash or money market instruments, either pending selection of particular equity investments, or for defensive purposes. Money market instruments are those eligible for investment by the Money

Market Portfolio. Value Equity Portfolio may enter into repurchase agreements, engage in options trading to the extent described under "Put And Call Options", and, subject to its fundamental policies, may make loans of portfolio securities. In addition, Value Equity Portfolio may invest in stock index futures, options on stock index futures, and stock index options. See "Description of Certain Investment Practices."

Investment in shares of Value Equity Portfolio should be subject to moderate levels of both market and financial risk.

Managed Portfolio

As stated in the prospectus, Managed Portfolio's investment objective is to achieve as high a level of return as possible, through capital appreciation and income, consistent with prudent investment risk and preservation of capital. This Portfolio seeks to achieve its objective by following a fully managed investment policy through investment in three sectors:

      1. the Money Market Sector, which consists of money market instruments and other debt instruments, of the type eligible for investment by Money Market Portfolio, with maturities not exceeding one year;

      2. the Bond Sector, which consists of bonds and other debt securities, of the type eligible for investment by Bond Portfolio, with maturities exceeding one year; and

      3. the Equity Sector, which consists of common stocks, securities convertible into common stocks and warrants, of the type eligible for investment by Value Equity Portfolio.

There are no minimum or maximum percentages as to the amount of the Managed Portfolio's assets that may be invested in each sector. The asset mix of Managed Portfolio is adjusted based on the Adviser's analysis of the political and economic outlook over the next six to eighteen months, taking into account such factors as inflation, growth, trends in currency values, commodity prices and relative values of stocks and bonds. Managed Portfolio may enter into repurchase agreements, engage in options trading to the extent described under "Put and Call Options", and, if the fundamental loan policy permits securities lending, may make loans of portfolio securities. In addition, Managed Portfolio may invest in stock index futures, options on stock index futures, and stock index options. See "Investment Practices."

Investment in shares of Managed Portfolio should generally be subject to moderate levels of both market and financial risk and relatively high levels of current income volatility. However, should Managed Portfolio invest a substantial portion of its assets in lower quality debt instruments, market and financial risk could increase. See "Lower Quality Debt Instruments."

Capital Portfolio

As stated in the prospectus, Capital Portfolio's investment objective is to provide capital appreciation, not current income, by investing in common stocks and securities convertible into or exchangeable for common stocks, in common stock purchase warrants, in debt securities and in preferred stocks believed to provide capital appreciation opportunities. The adviser selects common stocks principally for the near or intermediate-term prospects of capital appreciation potential. Stocks selected may be those believed to be underpriced or stocks of growth companies, cyclical companies, or companies believed to be undergoing a basic change for the better. They may be stocks of established, well-known companies or of newer, less-seasoned companies believed to have better-than-average prospects.

Capital Portfolio may, pending investment and for temporary defensive purposes, hold cash and invest without limitation in high-grade, short-term money market instruments, including repurchase agreements, of the types in which Money Market Portfolio may invest.

Investment in shares of Capital Portfolio should generally be subject to moderate levels of both market and financial risk.

International Equity Portfolio

As stated in the prospectus, International Equity Portfolio's investment objective is to provide long-term capital appreciation by investing in equity or equity type securities of companies located outside of the United States. International Equity Portfolio seeks diversification by purchasing securities from various countries that offer different investment opportunities and are affected by different economic trends. Although International Equity Portfolio normally invests in issuers in developed countries, it also may invest in developing countries. Investments in developing markets provide greater opportunities for growth although they are expected to be more volatile than securities in developed markets. Investing in foreign securities may involve greater risk than investing in domestic securities because of the possibilities of exchange rate fluctuations, currency exchange controls, lack of uniformity of accounting, auditing and financial reporting standards, war, expropriation, and differences in securities regulations. See "International Investments".

International Equity Portfolio is intended for investors who can accept the risks involved in investments in equity and equity-related securities of issuers located outside the United States, as well as in foreign currencies and in the active management techniques that International Equity Portfolio generally employs.

The equity and equity-related securities in which International Equity Portfolio primarily invests are common stock, preferred stock, convertible preferred stock and warrants or other rights to acquire stock that the Subadviser believes offer the potential for long-term capital appreciation. International Equity Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to ADRs. Generally, ADRs, in registered form, are designed for trading in U.S. securities markets and EDRs, in bearer form, are designed for trading in European securities markets.

Investment in International Equity Portfolio involves the greatest degree of market and financial risk of any of the Portfolios.

As nonfundamental policies, International Equity Portfolio:

limits its exposure to developing markets to a maximum of 30% of its net assets;

limits its exposure to a single industry group to 25% of its total assets;

limits its exposure to a single country, excluding the United Kingdom and Japan, to 25% of its total assets;

normally maintains investments in at least 4 different countries and a minimum of 40 individual company holdings;

maintains exposure to a minimum of 5 of the 8 industry groups as defined by Morgan Stanley (see Appendix B to the prospectus);

may, for defensive purposes only, hedge International Equity Portfolio currency exposure through the use of futures, options, or currency contracts (see "Currency Hedging" ); and

may, for short-term investment or defensive purposes only, invest in short-term instruments of U.S. or foreign issuers.

                             INVESTMENT PRACTICES

Money Market Instruments. Certain money market instruments are described above. The Money Market Portfolio may use them extensively and other Portfolios also may use them, as outlined in the Prospectus and described above.

Banker's Acceptances. A banker's acceptance is a short-term credit instrument evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Canadian And Provincial Government And Crown Agency Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal and interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the governor in Council, where necessary.

Provincial Government obligations are debt securities issued or guaranteed as to principal and interest by the government of any province of Canada pursuant to authority granted by the Legislature of any such province and approved by the Lieutenant Governor in Council of any such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency pursuant to authority granted by a provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies, which are not by law agents of Her Majesty in right of a particular province of Canada, may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province.

Finally, other provincial Crown agencies that are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada would support the obligations of provincial Crown agencies that are not agents of Her Majesty or which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown agency obligations described above include, but are not limited to, those issued or guaranteed by a provincial railway corporation, a provincial hydroelectric or power commission or authority, a provincial municipal financing corporation or agency and a provincial telephone commission or authority.

Any Canadian or Provincial government or Crown Agency obligation acquired by a Fund Portfolio is denominated in U.S. currency.

Certificates Of Deposit. A certificate of deposit is a short-term, interest bearing, negotiable certificate issued by a bank or a savings and loan association against funds deposited in the issuing institution.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months.

Corporate Obligations. Corporate obligations include bonds and notes issued by corporations, generally to finance long-term credit needs.

Repurchase Agreements. A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a specified price and date. Generally, repurchase agreements are of short duration, often less than one week but on occasion may be for longer periods. The repurchase price reflects an agreed upon interest rate unrelated to the coupon rate on the underlying obligation. Repurchase agreements entered into by the Portfolio are with banks, brokers or dealers. All repurchase agreements entered into by a Portfolio are subject to the Adviser or Subadviser evaluating the creditworthiness and financial responsibility of the bank, broker or dealer with whom the agreement was entered into. The Board establishes the standards utilized by the Adviser and Subadvisers in evaluating the credit worthiness of the issuer. Repurchase agreements will be fully collateralized at all times. Should an issuer of a repurchase agreement fail to repurchase the underlying obligation, the loss to the Portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A Portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings should be commenced with respect to the seller, realization upon the underlying obligation by the Portfolio might be delayed or limited.

U.S. Government Securities. As used in this SAI, "U.S. government securities" include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, a Fund will invest in those U.S. government securities only when the Fund's investment adviser, Travelers Asset Management International Corporation ("TAMIC"), determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities do not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

ADRs and EDRs. Value Equity, Managed and International Equity Portfolios may invest in American depositary receipts ("ADRs"). ADRs are receipts typically issued by a U.S. financial institution or trust company that represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the National Association of Securities Dealers' national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

International Portfolio may invest in European depositary receipts ("EDRs"). EDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. EDRs are not necessarily quoted in the same currency as the underlying security.

Depositary receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Portfolio acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the receipts to issue and service such depositary receipts, there may be an increased possibility that the Portfolio would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depositary receipts rather than directly in the stock of foreign issuers, a Portfolio may avoid currency risks during the settlement period for either purchases or sales.

Borrowing. Each of the Portfolios may borrow money as a temporary measure for extraordinary or emergency purposes (but not for investment or leveraging). The aggregate amount of any such indebtedness may not exceed 10% of total assets at the time a loan is made, and a Portfolio may not make additional investments during any period that its borrowings exceed 5% of total assets. As required by the 1940 Act, each Portfolio will maintain continuous asset coverage of at least 300% of the amount borrowed. In the event that a Portfolio's asset coverage falls below 300%, the Portfolio may be required to sell securities within three days to reduce the amount of its borrowing and restore the 300% asset coverage. Such sales of securities may occur at a time that is disadvantageous for a Portfolio.

Convertible Securities. Each Portfolio, except the Money Market Portfolio, may invest in convertible securities, subject to its investment policies and restrictions. Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of an issuer that are convertible at a stated conversion rate into common stock of that issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and generally entail less risk than the issuer's common stock.

Corporate Asset-Backed Securities. The Money Market, Bond and Managed Portfolios may invest in corporate asset-backed securities, which represent participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Portfolio, or other credit enhancements may be present.

Asset-backed securities often are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Portfolio invests in asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Currency Hedging. Because investment in foreign securities usually involves currencies of foreign countries, the value of International Equity Portfolio's assets as measured in U.S. dollars is affected by changes in foreign currency exchange rates. To manage exposure to currency fluctuations, International Equity Portfolio may buy and sell options and futures relating to foreign currencies or enter into forward currency contracts (agreements to exchange one currency for another at a future date).

Successful hedging depends on International Equity Portfolio Subadviser's skill in analyzing and predicting exchange rates, and could result in an opportunity loss to International Equity Portfolio if currencies do not perform as the Subadviser expects. For example, if a currency rises in value against the U.S. dollar at a time when the currency had been hedged by selling that currency for dollars, the Portfolio will not have an opportunity to benefit from the currency's appreciation.

Debt Securities. Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

Equity Securities. Equity securities include common stocks, preferred stocks, depositary receipts, convertible preferred stocks, convertible bonds, convertible debentures, convertible notes, and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation. Equity funds have more potential for capital growth than other funds, but generally have greater risk.

Floating and Variable Rate Instruments. Certain Portfolios may invest in floating and variable rate instruments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

Foreign Securities. Each Portfolio may invest in foreign securities, which are interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

GNMA Certificates. Bond, Managed, and Capital Portfolios each may invest in securities of the Government National Mortgage Agency ("GNMA"), a government corporation within the U.S. Department of Housing and Urban Development. GNMA Certificates are mortgage-backed securities representing part ownership in a pool of mortgage loans. These loans, which are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

GNMAs are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. A Portfolio, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Adviser or Subadvisers, in determining the attractiveness of GNMA Certificates in comparison to alternative fixed-income securities, and in choosing specific GNMA Certificates issues, make assumptions as to the likely speed of prepayment. Actual experience may vary from these assumptions, resulting in a higher or lower investment return than anticipated.

Forward Contracts on Foreign Currency. Forward contracts on foreign currency foreign involve the right or obligation to buy or sell a given amount of foreign currency at a specified price on a future date

A Portfolio may enter into forward contracts on foreign currency to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. It also may enter into such contracts to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain that might be realized by a Portfolio if the value of the hedged currency increased.

If a Portfolio enters into a forward contract to buy foreign currency for any purpose, it will be required to place cash or liquid high grade debt securities in a segregated account with the Portfolio's custodian in an amount equal to the value of the Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Portfolio's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Portfolio of unrealized profits, transaction costs or the benefits of a currency hedge or force the Portfolio cover its purchase or sale commitments, if any, at the current market price. A Portfolio will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Portfolio's Adviser or Subadviser.

International Investments. The following information is of particular importance to International Equity Portfolio. International investments can involve significant risks in addition to those inherent in U.S. investments. The value of assets denominated in foreign currencies can fluctuate significantly as a result of changes in value of foreign currencies against the U.S. dollar. Many international markets have less trading volume and liquidity than U.S. markets, which may result in volatile security prices. Accounting and disclosure standards in many international markets are neither uniform nor comparable to U.S. standards, and it may be difficult to obtain reliable information about a company's operations and financial condition. The costs of investing in international markets (brokerage commissions, custodian fees, withholding taxes, etc.) are higher than similar costs of investing in the U.S. International markets and may offer less investor protection than U.S. markets. It may be difficult to enforce legal rights or contractual obligations in foreign countries. There may be less government supervision and regulation of companies, brokers, and markets. Trading and settlement practices may result in increased risk because of failed trades or broker insolvency. It may take more time for transactions to clear and settle.

Investing in developing countries entails even greater risk. International Equity Portfolio may invest in securities of companies located in countries with developing economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment, including the risks of nationalization or expropriation of assets, may be heightened.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make International Equity Portfolio's investments in such countries illiquid and more volatile than investments in developed countries, and this Portfolio may be required to establish special custody arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the availability of International Equity Portfolio to invest in securities of certain issuers located in those countries.

Illiquid Securities. Subject to the relevant investment limits, each fund may purchase illiquid securities. Illiquid securities are securities that cannot be disposed of by a Portfolio within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Illiquid securities that a Portfolio holds may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that the Adviser or Subadviser has determined are not liquid under guidelines established by the Board.

Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Adviser or Subadviser deems representative of their value, the value of the Portfolio's assets could be adversely affected.

Indexed Securities. Certain Portfolios may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Portfolios will bear the market risk of the reference instrument.

Letters of Credit. Each Portfolio may purchase letters of credit. A letter of credit is an instrument or document issued by a bank guaranteeing the payment of a customer's drafts up to a stated amount for a specified period. It substitutes the bank's credit for the buyer's credit, and mitigates the seller's risk.

Loan Participations. Money Market, Bond and Managed Portfolios may purchase interests in loan participations. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. Because the intermediary bank generally does not guarantee a loan participation, the loan participation is subject to the credit risk generally associated with the underlying corporate borrower. If the underlying corporate borrower defaults, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation the purchasing Portfolio may be regarded as a creditor of the intermediary bank so that the Portfolio may also be subject to the risk that the issuing bank may become insolvent.

Loans Of Portfolio Securities. Subject to its fundamental policies, for the purpose of realizing additional income, each Portfolio may lend securities from its Portfolio (but not in excess of 30% of its total assets), to brokers, dealers, and financial institutions. Any such loans are continuously secured by collateral at least equal to the current market value of the securities loaned plus accrued interest. The Portfolio may, at any time, call the loan and regain the securities loaned. Prior to making a loan, the Adviser or Subadvisers must determine that each borrower shows satisfactory creditworthiness. The Board establishes the standards utilized by the Adviser and Subadvisers in evaluating the borrower's creditworthiness. The risk involved in loans of portfolio securities is minimized because, if the borrower were to default, the collateral held by the Portfolio should satisfy the obligation.

A Portfolio retains all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and has the right to regain record ownership of loaned securities to exercise such beneficial rights.

Lower Quality Debt Instruments. Up to 20% of Bond Portfolio's total assets may be invested in lower quality debt instruments (i.e. BB or B as rated by Standard & Poors ("S&P") and Duff & Phelps ("D&P") or Ba or B as rated by Moody's Investors Service ("Moody's")). Managed Portfolio also may invest a substantial portion of its assets in such instruments. These instruments also are referred to as high-yield, high-risk or junk bonds. Debt instruments with higher ratings, and especially those rated as investment grade but not high quality (i.e., rated BBB by S&P or D&P or Baa by Moody's) may, after purchase by either Portfolio, have their ratings lowered due to the deterioration of an issuer's financial position. Bond and Managed Portfolios both may invest without limit in investment-grade debt instruments that are not "high quality" debt instruments and that may be downgraded to lower quality at any time after being purchased by a Portfolio. See the Appendix in this SAI for a description of bond ratings.

Lower quality debt instruments entail certain risks. These lower-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of high-yielding securities will adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer.

Corporations may issue high-yielding securities in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuers.

High-yielding securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a portfolio. If an issuer were to exercise a call during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain high-yielding securities that are thinly traded. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and the Adviser and Subadvisers anticipate that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

The market for high-yielding securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A Portfolio may acquire high-yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Portfolio may incur special costs in disposing of such securities but will generally incur no costs when the issuer is responsible for registering the securities.

A Portfolio also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could generally reduce the market for such securities, could negatively affect the financial condition of issuers of high-yielding securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

Put and Call Options. Each Portfolio, except the Money Market Portfolio, may invest up to 5% of its assets in premiums on put options, provided that the Portfolio owns the securities underlying the puts or securities substantially similar to such underlying securities. Each Portfolio, except the Money Market Portfolio, may also write call options on securities held by it, or that can be readily acquired by exercise of conversion privileges on convertible securities, provided that not more than 25% of the total assets of a Portfolio would be subject to call options. The Portfolios do not sell put options or purchase call options unless the transaction is for the purpose of closing out existing options positions. Put options purchased by a Portfolio and call options written by a Portfolio, and the securities underlying such options, are listed on national securities exchanges or traded in the over-the-counter market. A Portfolio may enter into closing transactions, exercise its options or permit them to expire.

A put option gives the holder (buyer) the right to sell a security at a specified price (the "exercise" price) at any time until a certain date (the expiration date). In effect, the buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Portfolio to protect capital gains in an appreciated security it owns, without being required to actually sell that security.

In writing "covered" call options, a Portfolio gives the holder (purchaser) the right to purchase the underlying security at a specified price (the "exercise" price) at any time prior to the expiration of the option, normally within nine months. Immediately upon writing the option, the Portfolio receives a payment from the purchaser of the option known as a "premium." If the option is not exercised, the premium generates additional revenues for the Portfolio or, if the market price of the underlying security declines, it reduces the amount of loss the Portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the option is exercised, the Portfolio loses the opportunity to profit from that portion of the rise which is in excess of the exercise price plus the premium for the call. Therefore, a Portfolio writes call options only when the Adviser believes that the option premium will yield a greater return to the Portfolio than any capital appreciation that might occur on the underlying security during the life of the option, or when the Adviser believes that the option will reduce the risk involved in owning the underlying security. For information regarding investment by Value Equity, Managed, Capital and International equity Portfolios in stock index futures, options on stock index futures, and stock index options, see below.

Stock Index Futures, Options On Stock Index Futures, And Stock Index Options. Purchase or sales of stock index futures contracts may be used by Value Equity, Managed, Capital, and International Equity Portfolios to attempt to protect the Portfolio's current or intended investments from fluctuations in securities prices. A futures contract is an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated period. Futures contracts also include agreements to deliver the final cash settlement price in the case of contracts relating to an index or otherwise not calling for physical delivery at the end of trading in the contract.

By establishing an appropriate "short" position in index futures, a Portfolio may seek to protect the value of its investments against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio is effected to a lesser degree by adverse overall market price movements than would otherwise be the case.

A Portfolio incurs brokerage fees when it purchases and sells futures contracts, and it is required to maintain margin deposits. Initially, when purchasing or selling futures contracts, a Portfolio is required to deposit with the broker an amount of cash or U.S. government securities equal to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. It is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin" to and from the broker are made daily as the price of the index of securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark-to-market." At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position at the then prevailing price, which operates to terminate the Portfolio's existing position in the contract.

Value Equity, Managed, Capital, and International Equity Portfolios also may purchase and write call and put options on stock index futures contracts to hedge their investments. A call option on a futures contract gives the purchaser the right, in return for the premiums paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Value Equity, Managed, Capital, and International Equity Portfolios also may purchase and sell options on stock indices. Options on stock indices are similar to options on stock except that: (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly; and
(b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to:
(a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise; multiplied by (b) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or, in the case of options owned by the Portfolio, it may let the option expire unexercised.

When a Portfolio has a long position in a futures contract, the Portfolio either covers the position or establishes a segregated asset account containing cash, U.S. government securities, or other appropriate highly liquid securities equal in value to the purchase price of the contract (less any margin on deposit). When a Portfolio has a short position in a futures contract, the Portfolio either covers the position or establishes a segregated asset account with cash, U.S. government securities, or other appropriate high-grade debt obligations equal to the market value of the instruments underlying the futures contract (less any margin on deposit). Call options sold by a Portfolio with respect to futures contracts are covered by, among other things: entering into a long position in the same contract at a price no higher than the strike price of the call option or by ownership of the underlying instruments or other instruments, the prices of which are expected to move relatively consistently with the instruments underlying, the futures contracts. Call options sold by a Portfolio on a stock index are covered by the Portfolio's holding a portfolio of stocks substantially replicating the movement of the index underlying the call option. Put options sold by the Portfolio with respect to futures contracts or stock indices are written only to close out existing positions.

There can be no assurance that the Adviser or Subadvisers of Value Equity, Managed, Capital, or International Equity Portfolio will be successful in using stock index futures, options on stock index futures, or stock index options as hedging devices. For example, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may or may not be at increased prices that reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Additional risks arise because of the imperfect correlation between movements in the price of the stock index option or stock index future and movements in the price of the securities that are the subject of the hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index and the portion of the portfolio being hedged, the price of stock index options or futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Portfolio may be required to maintain a position until exercise or expiration, which could result in losses. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions. If a futures market were to become unavailable, in the event of an adverse movement, the Portfolio would be required to continue to make daily cash payments of variation margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration. Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Portfolio could experience delays or might not be able to trade or exercise options or futures purchased through that broker. In addition, the Portfolio could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations to effect the Portfolio's futures transactions. While the principal purpose of hedging is to limit the affects of adverse market movements, the attendant expense may cause a Portfolio's returns to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on the accuracy of the Portfolio's Adviser or Subadviser in predicting future changes in interest rate levels or securities price movements, as well as on the expense of hedging.

Securities of Other Investment Companies. Each Portfolio, except the Money Market Portfolio, may invest in investment funds that invest principally in securities in which the Portfolio is authorized to invest. Currently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Portfolio's total assets and
(c) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. To the extent a Portfolio invests in other investment companies, its shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

Investment in Unseasoned Issuers. Certain Portfolios may invest in the securities of companies that have a record of less than three years continuous operation, including predecessor companies (i.e. unseasoned issuers). Investments in unseasoned issuers involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of more established issuers. Unseasoned issuers normally have fewer shares outstanding than larger companies, and thus it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Unseasoned issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.

There is typically less publicly available information concerning these companies than for larger, more established ones.

Preferred Stock. Preferred stock is a class of stock that pays dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

Private Debt Instruments. Debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers must meet the Portfolio's credit quality standards (including medium-term and variable rate notes). A Portfolio may retain a downgraded corporate debt security if the Adviser or Subadviser determines retention of such security to be in the Portfolio's best interests.

Real-Estate Related Assets. The Portfolios may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage

REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risk.

When-issued Securities. Each Portfolio, except the Money Market Portfolio, may purchase securities on a when-issued or delayed delivery basis in an amount up to 10% of such Portfolio's net assets. When-issued securities transactions arise when securities are purchased by a Portfolio with payment and delivery taking place on a future date determined at the time of entering into the transaction (transaction date) in order to secure what is considered to be an advantageous price and yield to the Portfolio on the transaction date. Once a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and thereafter reflects the daily value of such securities in determining its net asset value. Although a Portfolio will generally purchase when-issued securities with the intention of acquiring those securities for its portfolio, the Portfolio may dispose of a when-issued security prior to settlement if the Adviser or Subadviser deems it advantageous to do so. For all when-issued securities transactions, the Fund's custodian bank will hold and maintain in a segregated account until the settlement date, cash or fully liquid securities of the Portfolio with a market value, determined daily, equal to or greater than such commitments. If a Portfolio elects to dispose of the right to acquire a when-issued security prior to its acquisition, it could experience a gain or loss on the security due to market fluctuation.

Warrants. Value Equity, Managed, Capital, and International Equity Portfolios may invest in warrants. A warrant is a right to buy a certain security at a set price during a certain time period. These Portfolios intend to purchase warrants that are traded on a national securities exchange or in the over-the-counter markets.

                            INVESTMENT RESTRICTIONS

Each Portfolio is subject to the following two kinds of investment policies, fundamental and nonfundamental, that also restrict it in implementing its investment objective. Fundamental restrictions may be changed only with the affirmative vote of a majority of a Portfolio's outstanding voting securities. The Board may change nonfundamental restrictions without shareholder approval. Shareholders will be notified promptly of any such changes.

The Fund's fundamental restrictions provide that no Portfolio will:

      1. issue senior securities, except to the extent that the borrowing of money, as permitted in restriction 6, may constitute the issuance of a senior security;

      2. invest more than 25% of its total assets in securities of issuers primarily engaged in any one industry, excluding obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations of banks or savings and loan associations, and instruments secured by these instruments, such as repurchase agreements for U.S. government securities. For purposes of this restriction, neither finance companies nor utilities, as a group, are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry;

      3. invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of an issuer, excluding obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      4. purchase or sell commodities, commodity contracts, real estate or real estate mortgages, interests in oil, gas or other mineral exploration or development programs, except that each portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each portfolio may invest in securities secured by real estate or real estate mortgages. This restriction does not apply to purchases and sales of covered call options and put options to the extent described in restriction 9; moreover, Value Equity, Managed, Capital, and International Equity Portfolios may purchase and sell stock index futures contracts, options on stock index futures contracts, and stock index options as described in the prospectus and in the SAI. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      5. underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each portfolio;

      6. borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for investment or leveraging), or pledge or mortgage more than 15% of total assets as security for such indebtedness. The aggregate amount of any such indebtedness may not exceed 10% of total assets at the time a loan is made, and a portfolio may not make additional investments during any period that its borrowings exceed 5% of total assets. Borrowings in relation to the entry into stock index futures contracts, options on stock index futures contracts, and stock index options shall not be deemed to be a violation of this restriction, and Value Equity, Managed, Capital, and International Equity Portfolios entry into collateral arrangements with respect to stock index futures contracts, options on stock index futures contracts, and stock index options with respect to initial or variation margins will not be deemed to be pledges of these portfolio's assets;

      7. purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short term credit as may be necessary for the clearance of securities transactions, and except that Value Equity, Managed, Capital, and International Equity Portfolios may purchase or sell stock index futures contracts and may make initial and variation margin payments in connection with purchases or sales of stock index futures contracts, options on stock index futures contracts, and stock index options;

      8. lend money, except through the purchase of obligations in which a Portfolio is authorized to invest or by entering into repurchase agreements; and

      9. write call options if more than 25% of the value of a Portfolio's total assets would be subject to call options. Call options may only be written on securities held, or which can be readily acquired by exercise of conversion privileges on convertible securities or, in the case of options written on stock indices, written on an index the movement of which is substantially replicated by a portfolio of stocks held by the Portfolio. Put options may only be purchased if 5% or less of total assets would be invested in premiums on put options. Value Equity, Managed, Capital, and International Equity Portfolios may purchase or sell options on stock index futures contracts and stock index options as described in the prospectus and SAI. Call options may be purchased and put options may be sold only for the purpose of closing out existing options positions.

The Fund's nonfundamental restrictions provide that no Portfolio will:

      1. invest more than 15% of total assets in securities or other investments, including repurchase agreements, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;

      2. invest more than 5% of total assets in securities of other investment companies, or purchase more than 3% of the total outstanding voting stock of any single investment company, or invest more than 10% of total assets in securities issued by investment companies, other than in connection with a merger, consolidation, acquisition or reorganization;

      3. lend portfolio securities;

      4. invest more than 20% of total assets in securities of foreign issuers with the exception of International Equity Portfolio, which may invest 100% of total assets in foreign securities.

If a percentage restriction (for either a fundamental or nonfundamental restriction) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of assets or amount of total assets generally is not considered a violation of the restriction.

In addition to the investment restrictions described above, the Fund's Portfolios comply with restrictions contained in any current insurance laws in order that the assets of the separate accounts of the Company, CLNY and their affiliates may be invested in Fund shares.

                              PORTFOLIO TURNOVER

Although the Funds do not intend to invest for the purpose of seeking short-term profits, a Fund's investment adviser or subadviser may sell its securities whenever the adviser or subadviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

Normally, the annual rate of portfolio turnover differs for each Portfolio and varies from year to year. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Portfolio's securities, excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which are borne directly by a Portfolio. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio.

No portfolio turnover rate can be calculated for Money Market Portfolio due to the short maturities of its instruments. Portfolio turnover should not affect the income or net asset value of Money Market Portfolio because brokerage commissions are not normally charged on the purchase or sale of money market instruments.

The following table shows significant variations in the portfolio turnover rates for the Portfolios for the past two years and/or between the calendar year 1998 and the rate anticipated for the calendar year 1999:

--------------------------------------------------------------------------------

                                             Turnover

Portfolio                                    1997     1998         1999
                                                                   (Anticipated)
--------------------------------------------------------------------------------
Capital Portfolio                            84.39%   123.69%/1/   N/A
--------------------------------------------------------------------------------
Managed Portfolio                            82.80%   167.95%/2/   90%5
--------------------------------------------------------------------------------
Value Equity Portfolio                       50.97%   189.28%/3/   100%5
--------------------------------------------------------------------------------
International Equity Portfolio               37.73%   119.77%/4/   N/A
--------------------------------------------------------------------------------

N/A = no significant variation is expected for 1999.

----------

1 In 1998 the Portfolio changed portfolio managers. High turnover in 1998 compared to 1997 was due to the new portfolio manager's adjustment of the Portfolio's investment strategy to conform to his investment philosophy.

2 On July 27, 1998 the investment adviser services changed from CL Capital Management Inc. to INDAGO Capital Management, Inc. for the equity portion of the Portfolio, and the portfolio manager changed for the bond portion of the Portfolio. High turnover in 1998 compared to 1997 is due to the new subadviser's and portfolio manager's adjustment of the Portfolio's investments to conform to their investment philosophies.

3 On July 27, 1998 the investment adviser changed from CL Capital Management Inc. to INDAGO Capital Management, Inc., and the portfolio manager changed. High turnover in 1998 compared to 1997 is due to the new subadviser's and portfolio manager's adjustment of the Portfolio's investments to conform to their investment philosophies.

4 The turnover increased in 1998 from 1997 because a large number of stocks had become overvalued in the heated markets. To counteract this phenomenon, one of the portfolio. Manager's strategies was to switch out of companies that had reached or exceeded their target prices into similar companies with more attractive valuations. Some transaction activity was also focused into moving into more defensive and more liquid stocks, given the market uncertainty.

5 On April 15, 1999 the investment subadviser services changed from INDAGO to Laketon Investment Management Ltd. ("Laketon"). Laketon's investment strategy includes a lower volume of trading.

                                   DIVIDENDS

Dividends from net investment income and any net realized capital gains of Money Market Portfolio are declared daily and reinvested monthly in additional shares of the Money Market Portfolio at net asset value. Dividends from net investment income and any net realized capital gains of Value Equity, Bond, Managed, Capital, and International Equity Portfolios are declared and reinvested annually in additional shares of the respective Portfolio at its net asset value.

                       INVESTMENT EXPERIENCE INFORMATION

The information provided in this section shows the historical investment experience of the Fund's Portfolios. It does not represent or project future investment performance.

Four Portfolios of the Fund commenced operations on December 4, 1989. The rates of return shown below depict the actual investment experience of each Portfolio for the periods shown. Capital Portfolio commenced operations on May 1, 1993 and International Equity Portfolio commenced operations on May 1, 1995.

Performance Quotations

The rates of return shown below are based on actual investment performance, after the deduction of investment advisory fees and direct Fund expenses of the Portfolios of the Fund. The rates are average annual compounded rates of return for the period ending on December 31, 1998.

These rates of return figures do not reflect charges or deductions against the separate accounts of the Company or CLNY or charges and deductions against the policies. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits or Policy values. Where relevant, the prospectuses for the Policies also contain performance information. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

Money Market Portfolio Yield Quotations

The Fund may make current yield and effective yield quotations available for the Money Market Portfolio. Current annualized yield quotations for Money Market Portfolio are based on the Portfolio's net investment income per share for a seven day period and exclude any realized or unrealized gains or losses on Portfolio securities. The yield is computed by determining the net change in value for a hypothetical account having a balance of one share at the beginning of the period, excluding any realized or unrealized gains or losses, and dividing by the price per share at the beginning of the period (expected to remain constant at $10). The net change is then annualized by multiplying it by 365/7, with the current yield figure carried to the nearest one-hundredth of one percent. The effective yield of Money Market Portfolio for a seven-day period is computed by expressing the unannualized return for that period on a compounded, annualized basis. The Money Market Portfolio's yield and effective yield for the 7 days ended 12/31/98 were 4.38% and 4.48%, respectively.

The Money Market Portfolio's actual yields fluctuate and are not necessarily indicative of future actual yields. Actual yields are dependent on such variables as portfolio quality, average portfolio maturity, the type of instruments in which investments are made, changes in interest rates on money market instruments, portfolio expenses and other factors. In addition, the yield quotation does not reflect the charges deducted from the Separate Account (see the Prospectus for the policy). If these charges were deducted to reflect the effective yield to a policyowner, that yield would be lower than the yield calculated for the Money Market Portfolio.

Other Portfolio Yield Quotations

The yield quotations of the Bond and bond portion of Managed Portfolios are based on a specified 30-day or one-month period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following equation:

                     6

YIELD = 2((a-b/cd+1) -1)

       Where:

                a      =      dividends and interest earned during the period by
                              the Portfolio.

                b      =      expenses accrued for the period (net of
                              reimbursements).

                c      =      the average daily number of shares outstanding
                              during the period that were entitled to receive dividends.

                d      =      the maximum offering price per share on the last
                              day of the period.

Total Return Quotations

Total return quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

N

P(1+T) = ERV

            Where:

                   P          =     a hypothetical initial payment of $1,000.

                   T          =     average annual total return.

                   N          =     number of years.

                   ERV        =     ending redeemable value (at the end of the
                                    applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period).

The total return quotation calculations reflect the deduction of a proportional share of Portfolio expenses and assume that all dividends and capital gains during the period are invested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

Average Annual Compounded Rates of Return as of 12/31

                                                                 (Inception)
      Fund Portfolio                   One Year    Five Years    to 12/31/98
      --------------                   --------    ----------    -----------

      Value Equity                        2.81%      11.98%         11.16%

      Bond                                9.00%       6.70%          7.89%

      Managed                             5.15%       9.72%          9.80%

      Money Market                        4.77%       4.57%          4.77%

      Capital                            20.23%      16.82%         16.36%/1/

      International Equity               13.37%      NA/2/          11.50%/3/

/1/     Calculated from May 1, 1993 to December 31, 1998.

/2/ Five-Year Average Annual Total Return information is not available for the International Equity Portfolio.

/3/     Calculated from May 1, 1995 to December 31, 1998.

The total returns are in part based on each Portfolio's expenses, which have been reduced by expense reimbursements. If not for these reimbursements, the returns shown above would have been smaller.

                            MANAGEMENT OF THE FUND

Directors and Officers

The Fund's directors and executive officers and their principal occupations for at least the last five years are set forth below. Unless otherwise noted below, the address of each director and executive officer is 330 University Avenue, Toronto, Canada, M5G 1R8.

The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted below, the address of each director and executive officer is 330 University Avenue, Toronto, Canada, M5G 1R8.

Name, Age and Address    Position(s) With         Principal Occupation(s) During
                         The Fund                 Past Five Years

R. W. Morrison,157     Director and Chairman    Vice-President and Treasurer,
                                                  Canada Life.

Name, Age and            Position(s) With         Principal Occupation(s) During
Address                  The Fund                 Past Five Years

R. E. Beettam,/1/41/2/   Director and President   Vice-President and Director,
                                                  U.S. Division, Canada Life.

E. Y. Baker, 64          Director                 President, OHA Investment
                                                  Management Limited; Senior
                                                  Vice-President, Finance,
                                                  Ontario Hospital Association.
                                                  Formerly Vice-President,
                                                  Investments, Ontario Hospital
                                                  Association, Trustee Rogers
                                                  Sugar Income Fund.

J. S. Clarke, 61         Director                 Associate Treasurer for
                                                  Investments, Cornell
                                                  University. Formerly Senior
                                                  Investment Officer, Cornell
                                                  University.

D. H. Harris, 74         Director                 Formerly, Director, Chairman
                                                  and CEO, The Equitable
                                                  Foundation; Executive
                                                  Vice-President and Chief of
                                                  Staff, and Director, The
                                                  Equitable Life Assurance
                                                  Society of the U.S.

D. V. Rough, 52          Treasurer                Associate Treasurer,
                                                  Investment Services, Canada
                                                  Life.

/1/ Director who is an "interested person", as defined in the Investment Company Act of 1940, as amended, because of the Director's affiliation with the Company or the Adviser.

/2/ The business address is 6201 Powers Ferry Road, N.W., Atlanta, Georgia
30339.

As of the date of this SAI, officers and directors of the Fund do not own any of the outstanding shares of the Portfolios. Directors who are not officers or employees of the Company or the Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board attended.

====================================================================================================================
         COMPENSATION TABLE/1/
====================================================================================================================
                          Aggregate                Pension or Retirement      Estimated Annual   Total Compensation
                          Compensation             Benefits Accrued as Part   Benefits Upon      from Series Fund to
Name/Title                from Series Fund         of Fund Expenses           Retirement         Directors
--------------------------------------------------------------------------------------------------------------------
E. Y. Baker, Director       $ 10,000                       N/A                    N/A                $  10,000
---------------------------------------------------------------------------------------------------------------
J. S. Clarke, Director      $ 10,000                       N/A                    N/A                $  10,000
---------------------------------------------------------------------------------------------------------------
D. H. Harris, Director      $ 10,000                       N/A                    N/A                $  10,000
====================================================================================================================

/1/ There are no direct employees of the Fund and the only people compensated directly by the Fund are the non-affiliated directors.

Adviser

The Fund has entered into an Investment Advisory Agreement ("the Agreement") with CL Capital Management, Inc., (the "Adviser"). The Adviser's principal business address is 6151 Powers Ferry Road, N.W., Suite 550, Atlanta, Georgia 30339. The Adviser is a wholly owned subsidiary of the Company, which is a wholly owned subsidiary of Canada Life. The Adviser's principal executive officers are:

         Name                       Position With Adviser
         ----                       ---------------------

         R. W. Morrison             Chairman

         H.A. Rachfalowski          President

         D. V. Rough                Treasurer

The Adviser was incorporated on March 1, 1989 and began rendering investment advisory services on behalf of the Fund on May 1, 1995. Personnel providing investment advisory services for the Adviser also manage the U.S. assets of Canada Life. Canada Life is one of the largest life insurance companies in North America, with consolidated assets as of December 31, 1998 of approximately $31 billion (U.S. dollars), of which in excess of $5.5 billion is managed by U.S. operations.

Under the Agreement, the Fund has retained the Adviser to provide management and investment advisory services to the Fund for its Money Market, Bond, Value Equity and Managed Portfolios, and management services for Capital and International Equity Portfolios. As part of the investment advisory services provided to the Fund, the Adviser directs the investment of the Portfolio's assets, including placing orders for the purchase and sale of securities. The Adviser also continuously furnishes an investment program for each Portfolio (except Capital and International Equity Portfolios), and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analysis from various sources, makes necessary investment decisions and effects transactions accordingly. The Subadviser, J. & W. Seligman & Co. Incorporated, provides investment advisory services for Capital Portfolio, and the Subadviser, Laketon Investment Management Ltd. ("Laketon"), provides investment advisory services for Value Equity and International Equity Portfolios and the equity portion of Managed Portfolio. The Adviser also determines the manner in which voting rights and any other rights pertaining to portfolio securities will be exercised. The Adviser also performs certain management services for the Fund, including processing shareholder orders, administering shareholder accounts, handling shareholder relations, conducting relations with custodians, depositories, transfer agents, dividend disbursing agents, accountants, attorneys, brokers and dealers, insurers, and other persons. The Adviser is, at all times, subject to the direction and supervision of the Board.

Money Market, Value Equity, Managed, Capital and International Equity Portfolios
- Portfolio Manager

Henry A. Rachfalowski, LLB, MBA, President of CL Capital Management, Inc. ("CLCM"), is responsible for setting overall investment policies, client communication, and determination of the asset mix. Mr. Rachfalowski joined Canada Life in 1996; he has fifteen years of investment management and portfolio management experience, most recently as Investment Vice President, U.S. Investments.

Bond Portfolio -- Portfolio Manager

George N. Isaac, CFA, Senior Portfolio Manager of CLCM, is responsible for the day-to-day investment management and trading activities of Bond and Managed Portfolios. Mr. Isaac has been the portfolio manager for the Fixed Income Portfolio of the General Funds of The Canada Life Assurance Company, U.S. Division, since 1980.

Capital Portfolio Subadviser

The Subadviser of Capital Portfolio (the "Capital Portfolio Subadviser") is J. &
W. Seligman & Co. Incorporated. Their address is 100 Park Avenue, New York, New York, 10017. Under a Subadvisory Agreement with the Adviser, the Capital Portfolio Subadviser provides investment advisory services to Capital Portfolio. These services include providing investment research, advice and supervision, continuously furnishing an investment program, and determining from time to time which securities shall be purchased, sold or exchanged.

The Capital Portfolio Subadviser was incorporated on April 20, 1978. It also serves as manager of eighteen investment companies in the Seligman Group (the aggregate assets of which were approximately $ 21.5 billion as of December 31,
1998) and provides investment management or advice to institutional and other accounts (having a December 31, 1998 value of approximately $9.4 billion). William C. Morris owns a majority of Capital Portfolio Subadviser's outstanding voting securities.

Subadviser Portfolio Manager

Marion S. Schultheis, Managing Director of the Subadviser since May of 1998, is responsible for the Subadviser's day-to-day investment management of Capital Portfolio. She is also responsible for the management of Seligman Growth Fund, Inc. and Seligman Capital Portfolio of Seligman Portfolios, Inc. Additionally, she is responsible for directing and overseeing the domestic investments of Seligman Henderson Global Growth Opportunities Fund, a series of Seligman Henderson Global Fund Series, Inc., and Seligman Henderson Global Growth Opportunities Portfolio of Seligman Portfolios, Inc. Prior to joining the Subadviser, Ms Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998. Prior thereto she was a Senior Portfolio Manager at IDS Advisory Group Inc.

Value Equity, International Equity, and Equity Portion of Managed Portfolios Subadviser

The Subadviser of Value Equity, International Equity and the equity portion of Managed Portfolios (the "Equity Portfolios Subadviser") is Laketon Investment Management Ltd. Its address is 130 Adelaide Street West, Suite 3000, Toronto, Ontario, Canada, M5H 3P5. Under a Subadvisory Agreement with the Adviser, the Equity Portfolios Subadviser provides investment advisory services to Value Equity and International Equity Portfolios and the equity portion of Managed Portfolio. These services include providing investment research, advice and supervision, continuously furnishing an investment program, and determining from time to time which securities shall be purchased, sold, or exchanged. The Adviser pays the subadvisory fee to the Equity Portfolios Subadviser.

Effective July 15, 1997, Equity Portfolio Subadviser changed its name from CLCM to INDAGO. The name change was executed in connection with the sale of fifty percent of the Equity Portfolio Subadviser's outstanding common stock to certain of its executive employees (the "Executive Employees").

Effective March 5, 1999, Laketon Investment Management Ltd. merged with INDAGO Capital Management Inc. On April 29, 1999, shareholders approved the subadvisory agreements for each Equity Portfolio. From that date, Laketon is entitled to advisory fees at the effective annual rates of 0.25% of the average daily net assets of Value Equity Portfolio and the equity portion of Managed Portfolio and 0.30% of the average daily net assets of International Equity.

Laketon Investment Management Ltd. is owned 35% by Canada Life, located at 330 University Avenue, Toronto, Canada M5G 1R8, and 65% by certain employees of Laketon Investment Management Ltd. through an employee-owned holding company, INDAGO holdings, located at 130 Adelaide Street West, Suite 3000, Toronto, Ontario, Canada, M5H 3P5. Laketon does not have any additional shareholders, nor are there any other persons with a material direct interest in Laketon. Laketon provides investment advisory services to CLICA and Canada Life in connection with the insurers' institutional and qualified retirement plan business.

Laketon was incorporated on September 14, 1979. Laketon also serves as manager of assets of The Canada Life Assurance Company, the aggregate assets of which were approximately US $3.9 billion as of December 31, 1998. Laketon also provides investment management to individual and institutional accounts having a December 31, 1998 value of approximately US $1.9 billion.

Subadviser Portfolio Manager

Lance Speck, CFA, is a principal and portfolio manager of Laketon. In his position as Global Equity Team Leader, Mr. Speck is responsible for the day-to-day investment management of Value Equity, International Equity and the equity portion of Managed Portfolios, as well as other global equity specialist accounts and the global equities managed on behalf of balanced accounts managed by Laketon. Other portfolio managers on the Global Equity Team include Mary Throop, CFA and Peter Walter, CFA.

Advisory Fees and Expenses

The Fund pays the Adviser, as full compensation for all services and facilities provided by the Adviser to the Fund and expenses of the Fund assumed by the Adviser, a monthly fee computed for each Portfolio on a daily basis, at an annual rate of 0.50% of each Portfolio's net assets, except International Equity Portfolio, which has an annual rate of 0.80%. For Capital, Value Equity and International Equity Portfolios and the equity portion of Managed Portfolio, the Adviser in turn pays the Subadvisers, as full compensation for investment advisory services to the respective Portfolio, a monthly fee computed on a daily basis, at an annual rate of 0.25% of each such Portfolio's (equity portion for Managed Portfolio's) net assets, and 0.30% of the net assets of International Equity Portfolio. The Fund incurs certain operating and general administrative expenses in addition to the Adviser's fee. These expenses, which are accrued daily, include but are not limited to: taxes; expenses for legal and auditing services; costs of printing; charges for custodial services; transfer agent fees, if any; expenses of redemption of shares; Securities and Exchange Commission fees; expenses of registering shares under federal and state securities laws; accounting costs; insurance; interest; brokerage costs; and other expenses properly payable by the Fund. Certain expenses are paid by the particular portfolio that incurs them, while other expenses are allocated among the portfolios on the basis of the asset size of the respective portfolio, or by the Board of Directors as appropriate. At the current time, the Company (CLICA) is reimbursing the Fund for expenses (other than advisory fees) that exceed 0.40% of the Managed, Bond, Value Equity, Capital, and International Equity Portfolio, and 0.25% of the Money Market Portfolio. However, CLICA reserves the right to discontinue this reimbursement at any time.

The investment advisory fee for the International Equity Portfolio may exceed the industry average of investment advisory fees for domestic equity funds but does not exceed the industry average of advisory fees for international funds.

The Fund paid the following aggregate total advisory fees of $363,467, $297,589, and $262,822, for the years ended December 31, 1998, 1997, and 1996, respectively.

Each Portfolio is charged for the expenses it incurs in its operations as well as for a portion of the Fund's general administrative expenses, allocated on the basis of the asset size of the respective Portfolio or otherwise by the Board as appropriate. Expenses other than the Adviser's fee that are borne directly and payable individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, taxes, custody fees, and other costs properly payable by the Portfolio. Expenses that are allocated among the Portfolios include, but are not limited to, directors' fees and expenses, independent auditor's fees, transfer agent fees, expenses of redemption, Securities and Exchange Commission fees, registration costs, insurance costs, legal fees, and all other costs of the Fund's operation properly payable by the Fund and allocable among the Portfolios.

Investment Advisory Agreement

The Board, including a majority of the directors who are not interested persons of the Adviser, initially approved the Agreement on February 23, 1995. On April 13, 1995, the Agreement was approved by an affirmative vote of a majority of outstanding securities, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policy owners, as required by law. Unless terminated earlier, as described below, the Agreement thereafter continues in effect from year to year if approved annually by the Board or by a majority of the outstanding shares of each Portfolio, and, in either case, by a majority of the directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such party. The Agreement is not assignable, may be terminated without penalty by the Fund or the Adviser on 60 days notice, and terminates automatically in the event of its assignment. The Agreement may be terminated by the Fund for cause at any time.

The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by an affirmative vote of a majority of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the series should fail to approve the Agreement, the Adviser may nonetheless serve as Adviser with respect to any Portfolio whose shareholders approved the Agreement.

The Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder, and except for negligence or misconduct in connection with management services.

Capital Portfolio Subadvisory Agreement

The Capital Portfolio Subadvisory Agreement was initially approved by the Board, including a majority of the directors who are not interested persons of the Fund, the Adviser, or the Capital Portfolio Subadviser, on February 23, 1995. On April 13, 1995, the Agreement was approved by an affirmative vote of a majority of outstanding shares of the Capital

Portfolio, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policy owners, as required by law. Unless terminated earlier, as described below, the Agreement continues in effect from year to year if approved annually by the Board including a majority of the directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such parties or by a majority of the outstanding shares of Capital Portfolio. The Agreement is not assignable, may be terminated at any time without penalty by the Board or by vote of a majority of the outstanding shares of Capital Portfolio, or by the Adviser or the Capital Portfolio Subadviser on 60 days notice to the other party, and terminates automatically in the event of its assignment. The Agreement may be terminated by the Fund for cause at any time.

The services of the Capital Portfolio Subadviser to Capital Portfolio are not deemed to be exclusive, and they are free to render services to others. Securities held by Capital Portfolio may also be held by separate investment accounts or other mutual funds for which the Capital Portfolio Subadviser may act as an adviser or by the Capital Portfolio Subadviser or its affiliates.

The Agreement provides that the Capital Portfolio Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, and the performance of its duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

Value Equity Portfolio Subadvisory Agreement

Value Equity Portfolio's Subadvisory Agreement was approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Fund, the Adviser, or Laketon, on February 24, 1999. On April 29, 1999, the Agreement was approved by an affirmative vote of a majority of outstanding shares of Value Equity Portfolio, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policy owners, as required by law. Unless terminated earlier, as described below, the Agreement continues in effect from year to year if approved annually by the Board of Directors of the Fund including a majority of the directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such parties or by a majority of the outstanding shares of Value Equity Portfolio. The Agreement is not assignable, may be terminated at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of Value Equity Portfolio, or by the Adviser or Value Equity Portfolio Subadviser on 60 days notice to the other party, and terminates automatically in the event of its assignment. The Agreement may be terminated by the Fund for cause at any time.

The services of Value Equity Portfolio's Subadviser to the Value Equity Portfolio are not deemed to be exclusive, and it is free to render services to others. Securities held by Value Equity Portfolio may also be held by separate investment accounts or other mutual funds for which the Value Equity Portfolio Subadviser may act as an adviser or by the Value Equity Portfolio Subadviser or its affiliates.

The Agreement provides that the Value Equity Portfolio Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, and the performance of its duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

Managed Portfolio Subadvisory Agreement

Managed Portfolio Subadvisory Agreement was approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Fund, the Adviser, or Laketon, on February 24, 1999. On April 29, 1999, the Agreement was approved by an affirmative vote of a majority of outstanding shares of Managed Portfolio, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policy owners, as required by law. Unless terminated earlier, as described below, the Agreement continues in effect from year to year if approved annually by the Board of Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such parties or by a majority of the outstanding shares of the Managed Portfolio. The Agreement is not assignable and may be terminated at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the Managed Portfolio, or by the Adviser or Managed Portfolio Subadviser on 60 days notice to the other party. The Agreement may be terminated by the Fund for cause at any time.

The services of the Managed Portfolio Subadviser to Managed Portfolio are not deemed to be exclusive, and it is free to render services to others. Securities held by Managed Portfolio may also be held by separate investment accounts or other mutual funds for which the Managed Portfolio Subadviser may act as an adviser or by the Managed Portfolio Subadviser or its affiliates.

The Agreement provides that the Managed Portfolio Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, and the performance of its duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

International Equity Portfolio Subadvisory Agreement

International Equity Portfolio's Subadvisory Agreement was approved by the Board, including a majority of the directors who are not interested persons of the Fund, the Adviser, or International Equity Portfolio Subadviser, on February 24, 1999. On April 29, 1999, the Agreement was approved by an affirmative vote of a majority of outstanding shares of International Equity Portfolio, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policy owners, as required by law. Unless terminated earlier, as described below, the Agreement continues in effect from year to year if approved annually by the Board including a majority of the directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such parties or by a majority of the outstanding shares of International Equity Portfolio. The Agreement is not assignable, may be terminated at any time without penalty by the Board or by vote of a majority of the outstanding shares of International Equity Portfolio, or by the Adviser or the International Equity Portfolio Subadviser on 60 days notice to the other party, and terminates automatically in the event of its assignment. The Agreement may be terminated by the Fund for cause at any time.

The services of the International Equity Portfolio Subadviser to International Equity Portfolio are not deemed to be exclusive, and they are free to render services to others. Securities held by International Equity Portfolio may also be held by separate investment accounts or other mutual funds for which International Equity Portfolio Subadviser may act as an adviser or by the International Equity Portfolio Subadviser or its affiliates.

The Agreement provides that the International Equity Portfolio Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the

Fund, and the performance of its duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

Securities Activities of the Adviser and Subadvisers

The Company, CLNY, their affiliates and separate accounts may also hold securities held by the Fund, or by other separate accounts or mutual funds for which the Adviser or Subadvisers act as an adviser. Because of different investment objectives or other factors, the Company, the Adviser, or the Subadvisers for one or more of their clients may buy a particular security when one or more other clients are selling the same security. For any of the Fund's Portfolios or for other entities for which the Adviser, Subadvisers, or their affiliates act as an investment adviser, transactions in securities made at or about the same time will be made for the Fund's Portfolios, the Company, and other clients in a manner deemed equitable to all, if feasible. To the extent that transactions on behalf of more than one client of the Adviser or Subadvisers during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser or Subadvisers may manage Portfolios other than the Fund's. Although the Adviser or Subadvisers make investment recommendations or determinations for the Fund's Portfolios independently from the investment recommendations and determinations made by it for any other Portfolio, investments deemed appropriate for the Fund's Portfolios may also be deemed appropriate for other Portfolios. This may result in the same security being purchased or sold at or about the same time for both the Fund and such other Portfolios.

On occasions when the Adviser or Subadvisers deem the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may determine that orders for the purchase or sale of the same security for the Fund's Portfolios and one or more other portfolios should be combined, in which event the transactions will be priced and allocated, and expenses will be allocated, in a manner deemed by them to be equitable and in the best interests of the Fund's Portfolios and such other portfolios. While, in some instances, combined orders could adversely impact the price or the volume of a security obtainable for a Portfolio of the Fund, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Portfolio Transactions And Brokerage

The Adviser or Subadvisers are responsible for placing all orders for the purchase and sale of Portfolio securities of the Fund. The Adviser or Subadvisers have no formula for the distribution of the Fund's brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable net results for the Fund. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

In placing orders, consistent with obtaining the most favorable net results, the Adviser or Subadvisers will take into account various factors, including price, dealers spread or commission, if any, size of the transaction and difficulty of execution. While the Adviser or Subadvisers generally seek reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available.

Although the Adviser or Subadvisers seek to obtain the most favorable net results in effecting transactions for each Portfolio, brokers who provide supplemental investment research to them may receive orders for transactions by the

Fund. Such supplemental research ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser or Subadvisers, the Fund will be benefited by such supplemental research services, they are authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. However, the Adviser or Subadvisers shall only select brokers whose commissions are believed to be reasonable. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser or Subadvisers under the Agreement. The expenses of the Adviser or Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser or Subadvisers may use such supplemental research in providing investment advice to other advisory accounts and they will periodically evaluate the statistical data, research and other investment services provided by brokers.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser or Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

The total aggregate brokerage commissions paid by the Fund were $200,439, $67,604, and $48,793 for the fiscal years ended December 31, 1998, 1997 and 1996 respectively.

Custodian

The Chase Manhattan Bank, N.A., Chase Manhattan Plaza, New York, NY, 10081, acts as custodian of the Fund's assets. The Chase Manhattan Bank, N.A. is authorized to use the facilities of the Depositary Trust Company, the book-entry system of the Federal Reserve Banks, sub-custodians, and other depositories as necessary in domestic and foreign markets.

Accounting Services

The Fund has entered into an accounting services agreement with the Company, whereby it provides certain accounting and record keeping services to the Fund.

                        PURCHASE AND REDEMPTION OF SHARES

The Fund currently offers its shares, without sales charge, only for purchase by the Company, CLNY, and their separate accounts. The Fund may also offer its shares to Canada Life, its affiliates and their separate accounts. It is possible that, subject to obtaining any required regulatory approvals, at some later date the Fund may offer shares to other investors. The Fund continuously offers shares in each of the Portfolios at prices equal to the net asset value of the respective Portfolio. The Fund does not have a principal underwriter.

The Fund will redeem all full and fractional shares of the Fund for cash. No redemption fee is charged, although there may be a contingent deferred sales charge applicable to surrenders or withdrawals under the policies, as described in the Policy Prospectus. The redemption price is the net asset value of the respective Portfolio next determined after the request is deemed to be received. Payment for shares redeemed is generally made within seven days after receipt of a proper notice of redemption. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

      (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays;

      (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or

the Commission by order so permits for the protection of security holders of the Fund.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of each Portfolio's shares is determined once daily as of the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on each day that the Exchange is open for trading. The net asset value of a share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding.

Money Market Portfolio

The net asset value per share of Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding. The value of the assets is determined by valuing the Portfolio securities at amortized cost, under Rule 2a-7 under the Investment Company Act. The amortized-cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument so long as the amortized-cost price per share approximates the net asset value per share.

The purpose of the amortized cost method of valuation is to seek to maintain a constant net asset value per share of $10. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio's $10 per share net asset value and the net asset value calculated by reference to market valuations has occurred, or if there are any other deviations which the Board believes will result in dilution or other unfair results material to shareholders, the Board will consider what action, if any, should be initiated.

The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a Portfolio can be expected to increase; when yields increase, the market value of a Portfolio can be expected to decline. In addition, if a Portfolio has net redemptions at a time when interest rates have increased, the portfolio may be forced to sell portfolio securities prior to maturity at a price below its carrying value. Also, because the Portfolio generally is valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire portfolio were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

Other Portfolios

The net asset value per share of the Portfolios other than Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the number of portfolio shares then outstanding. Securities other than money market instruments maturing in 60 days or less that are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the last bid price. Securities (other than money market instruments maturing in 60 days or less) traded in the over-the-counter markets are valued at the last bid price or at a value based on a yield equivalent obtained from one or more dealers that make markets in the securities. Securities that are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under procedures approved by the Board. Debt instruments with maturities of 60 days or less are valued using the amortized cost method of valuation.

TAXES

Each Portfolio intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under such provisions, a regulated investment company will not be subject to federal income tax on such part of its net investment income and net realized capital gains that it distributes to shareholders. Each Portfolio intends to distribute to shareholders substantially all such net investment income and capital gains.

To qualify for treatment as a regulated investment company, each Portfolio must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities). Moreover, in order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, a Portfolio must in general distribute to its shareholders at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

To ensure that the Fund is not subject to a nondeductible 4% excise tax, each Portfolio intends to distribute at least 98% of ordinary income for any year by the end of that calendar year and at least 98% of capital gain net income for the one year period ending October 31 of such year, unless an election is made to use the company's taxable year, plus certain other amounts. A regulated investment company will be considered to have paid dividends for purposes of these rules if the company pays the dividends by the end of any January and if such dividends were declared in the preceding December and were payable to shareholders of record on a date in December.

Section 817(h) of the Code and regulations of the Code issued by the Treasury Department impose additional diversification requirements upon each Portfolio. These requirements are in addition to the diversification requirements under Subchapter M of the Code and the Investment Company Act of 1940, and affect federal tax treatment at the shareholder level. Since the only shareholders of the Fund are insurance companies and their separate accounts, no discussion is included herein regarding federal income tax consequences to shareholders. Each Portfolio intends to comply with the requirements of Section 817(h). For information concerning the consequences of failure to meet the requirements of
Section 817(h), see the Prospectus for the policy.

Tax related discussions in the Prospectus and the foregoing are general and abbreviated summaries of the applicable provisions of the Code and Treasury Regulations currently in effect, as interpreted by the courts and the Internal Revenue Service. Neither is intended as a complete explanation or as a substitute for consultation with individual tax advisers.

GENERAL INFORMATION

Capital Stock

The Fund was incorporated on February 23, 1989 under Maryland law with four portfolios: Money Market; Managed; Bond; and Value Equity. The Board authorized Capital Portfolio on February 25, 1993 and International Equity Portfolio on February 23, 1995. The authorized stock of the Fund consists of one billion (1,000,000,000) shares of common stock, with a par value of one cent, with a total of 90,000,000 shares of the authorized capital stock currently classified as follows:

                  Portfolio                          Shares
                  ---------                          ------

                  Money Market                       20,000,000

                  Managed                            20,000,000

                  Bond                               10,000,000

                  Value Equity                       10,000,000

                  Capital                            20,000,000

                  International Equity               10,000,000

The Board may change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but it may not decrease the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

All shares of common stock have equal voting rights (regardless of the net asset value per share), except that on matters effecting only one Portfolio only shares of the respective Portfolio are entitled to vote. Fund shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the Fund's shares voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent auditors) are voted on by all shareholders without regard to the separate Portfolio. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the investment advisory agreement) are voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: 1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or 2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of: 1) 67% of the shares of a Portfolio (or of the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or 2) more than 50% of the outstanding shares of a Portfolio (or the Fund).

As of April 15, 1999, the Company, CLNY and certain separate accounts are the only shareholders of the Fund's Portfolios. The Company, CLNY and certain separate accounts control the Fund and its Portfolios. For purposes of voting on matters submitted to shareholders, any person who controls a mutual fund may be able to significantly influence the outcome of any shareholder vote. Each of the Company and CLNY generally votes the relevant shares at the shareholders' meetings in accord with timely instructions received from beneficial owners of the contracts having values allocated to the applicable separate accounts.

Additional Information

This SAI and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, DC, under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

Financial Statements

The Fund's statement of assets and liabilities, including the schedules of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the periods indicated therein, as well as the Report of Independent Auditors, are incorporated by reference in this SAI. Ernst & Young LLP, 600 Peachtree Street, Atlanta, Georgia, 30308, serves as independent auditors for the Fund.

Item 22. Financial Statements and Report of Independent Auditors

                   CANADA LIFE OF AMERICA SERIES FUND, INC.







                         AUDITED FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

                                  Financial Statements and Schedules

                               Canada Life of America Series Fund, Inc.


                                           December 31, 1998

                                 with Report of Independent Auditors

                   Canada Life of America Series Fund, Inc.

                             Financial Statements
                                 and Schedules


                               December 31, 1998


                                   Contents


Report of Independent Auditors............................................   1

Audited Financial Statements

Statements of Assets and Liabilities......................................   2
Statements of Operations..................................................   3
Statement of Changes in Net Assets........................................   4
Notes to Financial Statements.............................................  10

Schedules

Financial Highlights--Money Market Series.................................  15
Financial Highlights--Managed Series......................................  16
Financial Highlights--Bond Series.........................................  17
Financial Highlights--Value Equity Series.................................  18
Financial Highlights--Capital Series......................................  19
Financial Highlights--International Equity Series.........................  20
Schedule of Investments--Money Market Series Portfolio....................  21
Schedule of Investments--Managed Series Portfolio.........................  22
Schedule of Investments--Bond Series Portfolio............................  26
Schedule of Investments--Value Equity Series Portfolio....................  26
Schedule of Investments--Capital Series Portfolio.........................  31
Schedule of Investments--International Equity Series Portfolio............  35

                [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]

                         Report of Independent Auditors

Board of Directors and Shareholders
Canada Life of America Series Fund, Inc.

We have audited the accompanying statements of assets and Liabilities, including the schedules of investments of Canada Life of America Series Fund, Inc. (comprising, respectively, the Money Market, Managed, Bond, Value Equity, Capital and International Equity Series) as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on out audits.

We conducted your audits in accordance with generally accepted auditing standards. Those standards requires that we plan and and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Canada Life of America Series Fund, Inc. at December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                   /s/ Ernst & Young LLP

Atlanta, Georgia
January 27, 1999


       Ernst & Young LLP is a member of Ernst & Young International, Ltd.    1

                    Canada Life of America Series Fund, Inc.
                      Statements of Assets and Liabilities

                                                          December 31, 1998

                                                          Money                                  Value                 International

                                                          Market       Managed       Bond        Equity       Capital     Equity
                                                          Series       Series       Series       Series       Series      Series
                                                        ----------------------------------------------------------------------------


Assets
Investments in securities, at market value
     (Identified cost - See accompanying Schedules of
          Investments - Series Portfolios)              $12,152,274  $13,990,869  $17,229,331  $17,651,449  $ 9,340,534  $ 6,249,839


Cash                                                        192,889      119,909      136,264        8,630           --      486,853

Receivables:
     Dividends and interest                                  32,568       70,954      217,232       14,460        1,923       10,379

     Due from brokers for investments sold                       --      643,317           --       97,573      130,512      104,776

                                                        ----------------------------------------------------------------------------


Total assets                                             12,377,731   14,825,049   17,582,827   17,772,112    9,472,969    6,851,847

                                                        ----------------------------------------------------------------------------


Liabilities
Cash Overdraft                                                   --           --           --           --      376,427           --

Payables:
     Investment advisory fees [Note 2]                        6,087        6,114        7,539        7,226        3,652        4,518

     Other accrued expenses                                   4,826       66,120       34,939       55,814       44,087       15,243

     Directors' fees and expenses payable                     3,531       10,338        7,245        8,880        5,673        4,035

     Dividends declared                                      53,390    1,391,926      827,486      774,864      595,585      470,983

     Due to brokers for investments purchased                    --       41,997           --       95,992       39,812       98,011

                                                        ----------------------------------------------------------------------------


Total liabilities                                            67,834    1,516,495      877,209      942,776    1,065,236      592,790

                                                        ----------------------------------------------------------------------------


Net assets                                              $12,309,897  $13,308,554  $16,705,618  $16,829,336  $ 8,407,733  $ 6,259,057

                                                        ============================================================================


Net assets consist of:
Capital shares                                          $    12,310  $    11,232  $    15,195  $    11,643  $     5,291  $     5,102

Additional paid-in capital                               12,297,587   12,429,371   16,322,429   15,133,088    5,740,051    5,766,648

Undistributed net investment loss                                --           --           --           --      (34,768)          --

Net unrealized appreciation on investments
     and foreign currencies                                      --      867,951      367,994    1,684,605    2,697,159      487,307

                                                        ----------------------------------------------------------------------------


Total net assets                                        $12,309,897  $13,308,554  $16,705,618  $16,829,336  $ 8,407,733  $ 6,259,057

                                                        ============================================================================


Shares authorized ($.01 par value)                       20,000,000   20,000,000   10,000,000   10,000,000   20,000,000   10,000,000

                                                        ============================================================================


Shares outstanding                                        1,230,990    1,123,226    1,519,530    1,164,262      529,080      510,203

                                                        ============================================================================


Net asset value per share                               $     10.00  $     11.85  $     10.99  $     14.45  $     15.89  $     12.27

                                                        ============================================================================



See accompanying notes.                                                   2

                    Canada Life of America Series Fund, Inc.
                            Statements of Operations

                                                                               Year ended December 31, 1998
                                                                               ----------------------------
                                                          Money                                  Value                 International

                                                          Market       Managed       Bond        Equity       Capital     Equity
                                                          Series       Series       Series       Series       Series      Series
                                                        ----------------------------------------------------------------------------


Investment income:
     Interest                                           $   761,483  $   431,180  $   657,105  $    33,687  $     5,871  $    24,773

     Dividends                                                   --       73,617           --      130,370       40,005       68,165

                                                        ----------------------------------------------------------------------------

Total investment income                                     761,483      504,797      657,105      164,057       45,876       92,938

                                                        ----------------------------------------------------------------------------


Expenses:
     Investment advisory fees [note 2]                       70,576       78,437       56,148       72,203       41,541       44,562

     Directors' fees and expenses                             7,200        8,280        5,760        7,560        4,320        2,880

     Custodian fees and expenses                             20,513       20,594       10,359       19,432       13,183       17,863

     Audit and legal fees                                    10,000       11,500        8,000       10,500        6,000        4,000

     Accounting and administration [note 2]                  24,000       27,600       19,200       25,200       14,400        9,600

     Miscellaneous                                            2,000        2,300        1,600        2,100        1,200          800

                                                        ----------------------------------------------------------------------------

Total expenses                                              134,289      148,711      101,067      136,995       80,644       79,705

Expense reimbursement [note 1]                               28,425        7,524           --        4,076           --       12,861

                                                        ----------------------------------------------------------------------------

Net expenses                                                105,864      141,187      101,067      132,919       80,644       66,844

                                                        ----------------------------------------------------------------------------

Net investment income (loss)                                655,619      363,610      556,038       31,138      (34,768)      26,094

                                                        ----------------------------------------------------------------------------



Realized and unrealized gain (loss) on investments:
     Net realized gain on investments and
          foreign currencies                                     --    1,028,316      271,448      743,726      595,585      444,889

     Net change in unrealized appreciation (depreciation)
          on investments and foreign currencies                  --     (635,803)     181,674     (106,535)     968,103      299,042

                                                        ----------------------------------------------------------------------------

Net gain on investments                                          --      392,513      453,122      637,191    1,563,688      743,931

                                                        ----------------------------------------------------------------------------

Net increase in net assets resulting
          from operations                               $   655,619  $   756,123  $ 1,009,160  $   668,329  $ 1,528,920  $   770,025

                                                        ============================================================================



See accompanying notes.                                                   3

                    Canada Life of America Series Fund, Inc.
                       Statement of Changes in Net Assets

                               Money Market Series

                                                                 Year ended December 31
                                                                   1998           1997
                                                              ---------------------------
Operations:
   Net investment income                                      $    655,619   $    514,195
                                                              ------------   ------------
   Net increase in net assets resulting from operations            655,619        514,195

Dividends to shareholders from:
   Net investment income                                          (655,619)      (514,195)
Fund share transactions [note 4]:                                3,160,504      1,550,180
                                                              ------------   ------------

Total increase in net assets                                     3,160,504      1,550,180

Net assets:
   Beginning of year                                             9,149,393      7,599,213
                                                              ------------   ------------
   End of year                                                $ 12,309,897   $  9,149,393
                                                              ============   ============

See accompanying notes.                                                   4

                    Canada Life of America Series Fund, Inc.
                       Statement of Changes in Net Assets

                                 Managed Series

                                                                Year ended December 31
                                                                  1998            1997
                                                              ---------------------------
Operations:
   Net investment income                                      $    363,610   $    443,878
   Net realized gain on investments                              1,028,316      1,310,166
   Net change in unrealized appreciation (depreciation)
        on investments                                            (635,803)       863,708
                                                              ------------   ------------
   Net increase  in net assets resulting from operations           756,123      2,617,752

Dividends to shareholders from:
   Net investment income                                          (363,610)      (443,878)
   Net realized gain on investments                             (1,028,316)    (1,310,166)
Fund share transactions [note 4]:                               (1,333,210)    (1,558,780)
                                                              ------------   ------------

Total decrease in net assets                                    (1,969,013)      (695,072)

Net assets:
   Beginning of year                                            15,277,567     15,972,639
                                                              ------------   ------------
   End of year                                                $ 13,308,554   $ 15,277,567
                                                              ============   ============


See accompanying notes.                                                   5

                    Canada Life of America Series Fund, Inc.
                       Statement of Changes in Net Assets

                                   Bond Series

                                                                Year ended December 31
                                                                  1998            1997
                                                              ---------------------------
Operations:
   Net investment income                                      $    556,038   $    409,020
   Net realized gain (loss) on investments                         271,448        (10,025)
   Net change in unrealized appreciation
        on investments                                             181,674        166,988
                                                              ------------   ------------
   Net increase in net assets resulting from operations          1,009,160        565,983

Dividends to shareholders from:
   Net investment income                                          (556,038)      (409,020)
   Net realized gain on investments                               (271,448)            --
Fund share transactions [note 4]:                                9,458,126        195,941
                                                              ------------   ------------

Total increase in net assets                                     9,639,800        352,904

Net assets:
   Beginning of year                                             7,065,818      6,712,914
                                                              ------------   ------------
   End of year                                                $ 16,705,618   $  7,065,818
                                                              ============   ============


See accompanying notes.                                                   6

                    Canada Life of America Series Fund, Inc.
                       Statement of Changes in Net Assets

                               Value Equity Series

                                                                 Year ended December 31
                                                                  1998            1997
                                                              ---------------------------
Operations:
   Net investment income                                      $     31,138   $     27,897
   Net realized gain on investments                                743,726      1,206,843
   Net change in unrealized appreciation (depreciation)
        on investments                                            (106,535)     1,203,076
                                                              ------------   ------------
   Net increase in net assets resulting from operations            668,329      2,437,816

Dividends to shareholders from:
   Net investment income                                           (31,138)       (27,897)
   Net realized gain on investments                               (743,726)    (1,206,843)
Fund share transactions [note 4]:                                6,789,015        425,588
                                                              ------------   ------------

Total increase in net assets                                     6,682,480      1,628,664

Net assets:
   Beginning of year                                            10,146,856      8,518,192
                                                              ------------   ------------
   End of year                                                $ 16,829,336   $ 10,146,856
                                                              ============   ============


See accompanying notes.                                                   7

                    Canada Life of America Series Fund, Inc.
                       Statement of Changes in Net Assets

                                 Capital Series

                                                                Year ended December 31
                                                                  1998           1997
                                                              ---------------------------
Operations:
   Net investment income (loss)                               $    (34,768)  $      1,911
   Net realized gain on investments                                595,585      1,261,318
   Net change in unrealized appreciation
        on investments                                             968,103        225,500
                                                              ------------   ------------
   Net increase in net assets resulting from operations          1,528,920      1,488,729

Dividends to shareholders from:
   Net investment income                                                --         (1,911)
   Net realized gain on investments                               (595,585)    (1,261,318)
Fund share transactions [note 4]:                                  980,340       (407,958)
                                                              ------------   ------------

Total increase (decrease) in net assets                          1,913,675       (182,458)

Net assets:
   Beginning of year                                             6,494,058      6,676,516
                                                              ------------   ------------
   End of year                                                $  8,407,733   $  6,494,058
                                                              ============   ============


See accompanying notes.                                                   8

                    Canada Life of America Series Fund, Inc.
                       Statement of Changes in Net Assets

                           International Equity Series

                                                                Year ended December 31
                                                                  1998           1997
                                                              ---------------------------
Operations:
   Net investment income                                      $     26,094   $     25,190
   Net realized gain on investments and foreign currencies         444,889        261,050
   Net change in unrealized appreciation (depreciation)
        on investments and foreign currencies                      299,042       (229,603)
                                                              ------------   ------------
Net increase in net assets resulting from operations               770,025         56,637

Dividends to shareholders from:
   Net investment income                                           (26,094)       (25,190)
   Net realized gain on investments and foreign currencies        (444,889)      (261,050)
Fund share transactions [note 4]:                                1,188,893      1,695,535
                                                              ------------   ------------

Total increase in net assets                                     1,487,935      1,465,932

Net assets:
   Beginning of year                                             4,771,122      3,305,190
                                                              ------------   ------------
   End of year                                                $  6,259,057   $  4,771,122
                                                              ============   ============


See accompanying notes.                                                   9

                   Canada Life of America Series Fund, Inc.

                          Notes to Financial Statements

                                December 31, 1998

1.    Organization and Accounting Policies

Canada Life of America Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The Fund was incorporated on February 23, 1989 and commenced operations on December 4, 1989, with the exception of the Capital Series and International Equity Series which commenced operations on April 23, 1993 and April 24, 1995, respectively. The shares of the Fund are sold only to Canada Life Insurance Company of America and Canada Life Insurance Company of New York to certain of their separate accounts to fund the benefits under variable annuity contracts. The Fund's shares are offered in six different Series - Money Market Series, Managed Series, Bond Series, Value Equity Series, Capital Series and International Equity Series.

Securities Valuation

Securities listed or traded on the New York or American Stock Exchanges are valued at the last sale price on that Exchange, or if there were no sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price. Money market instruments with a remaining maturity of 60 days or less held by the Managed, Bond, Value Equity, Capital and International Equity Series and all instruments held by the Money Market Series are valued at amortized cost, which approximates market.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at end of period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of investments denominated in foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between foreign investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Securities Transactions and Investment Income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. Bond premiums and discounts are amortized for both financial and tax reporting purposes.

Federal Income Taxes

It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute all of its taxable income. Therefore, no provision for income taxes has been recorded.

Distribution of Income and Gains

Dividends from net investment income and any net realized capital gains in the Money Market Series are declared daily and paid quarterly. Effective May 1, 1997, dividends declared in the Money Market Series are paid monthly. Dividends from net investment income and any net realized capital gains in the Managed, Bond, Value Equity, Capital, and International Equity Series are declared and paid annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are reinvested in additional shares of the respective Series at the net asset value per share.

Expenses

Allocable expenses of the Fund are charged to each Series based on the ratio of the net assets of each Series to the combined net assets of the Fund. Non-allocable expenses are charged to each Series based on specific identification. All expenses are accrued daily.

Canada Life Insurance Company of America has agreed to reimburse the Managed, Bond, Value Equity, Capital and International Equity Series for operating expense that exceed .40% of the average daily net assets. With respect to the Money Market Series, Canada Life Insurance Company of America has agreed to reimburse operating expenses, exclusive of the advisory fee, that exceed .25% of its average daily net assets. For the year ended December 31, 1998, the amounts reimbursed were as follows: Money Market Series - $28,425; Managed Series - $7,524; Value Equity Series - $4,076; and International Equity Series - $12,861.

Use of Estimates

The preparation of Financial Statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Financial Statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    Investment Advisory and Other Transactions with Affiliates

Investment Advisory Fees

CL Capital Management Inc. ("Advisor") receives from the Fund a fee for each of the Series at an annual rate of .50% of the net assets of each series except for the International Equity Series which is at an annual rate of .80% of net assets.

With respect to the Managed Series, effective August 1, 1998 the Advisor in turn pays INDAGO Capital Management, Inc. (the "Sub-Advisor"), 50% owned by Canada Life Assurance Company, a fee at an annual effective rate of .25% of average net assets.

With respect to the Value Equity Series, effective August 1, 1998 the Advisor in turn pays INDAGO Capital Management, Inc. (the "Sub-Advisor"), 50% owned by Canada Life Assurance Company, a fee at an annual effective rate of .25% of average net assets.

With respect to the Capital Series,the Advisor in turn pays J. & W. Seligman & Co. (the "Sub-Advisor"), a fee at an annual effective rate of .25% of average net assets.

With respect to the International Equity Series, the Advisor in turn pays INDAGO Capital Management, Inc. (the "Sub-Advisor"), 50% owned by Canada Life Assurance Company, a fee at an annual effective rate of .30% of average net assets.

For the year ended December 31,1998, the investment advisory fees incurred by the Fund were as follows: Money Market Series - $70,576; Managed Series - $78,437; Bond Series - $56,148; Value Equity Series - $72,203; Capital Series
- $41,541;  and International Equity Series - $44,562.

Accounting Services

Under an accounting services agreement, Canada Life Insurance Company of America provides accounting and administrative services to the Fund. For the year ended December 31, 1998, the related expenses incurred by the Fund were as follows:
Money Market Series - $24,000; Managed Series - $27,600; Bond Series - $19,200; Value Equity Series - $25,200; Capital Series - $14,400; and International Equity Series - $9,600.

Directors' Fees

Each director, who is not an affiliated person, received a base remuneration of $8,000 and an additional $1,000 for each meeting attended during 1998.

Other

In 1997, the General Account of Canada Life Insurance Company of America withdrew a portion of its initial investment in the Money Market Series, Bond Series, Value Equity Series, Capital Series and International Equity Series in the amount of $400,000 in each fund for a total amount of $2,000,000. These capital share transactions are reflected in shares redeemed.

In 1998, the General Account of Canada Life Insurance Company of America withdrew a portion of its initial investment in the Money Market Series, Bond Series, Value Equity Series, Capital Series and International Equity Series in the amount of $400,000 in each fund for a total amount of $2,000,000. These capital share transactions are reflected in shares redeemed.

3.    Investment Transactions

The aggregate cost of purchases and proceeds from sales (excluding short term investments) for all Series, for the year ended December 31, 1998 are presented below:

                                                                       Proceeds
                                                    Cost of              from
                                                    Securities        Securities
                                                    Purchased            Sold
                                                   -----------       -----------
          Managed Series

               US Gov't & Its Agencies Bonds       $ 5,212,717       $ 7,101,013
               All other Investments                18,086,043        18,497,754
                                                   -----------       -----------
          Total                                    $23,298,760       $25,598,767
                                                   ===========       ===========

           Bond Series

               US Gov't & Its Agencies Bonds       $17,147,338       $10,100,602
               All other Investments                 2,595,182           278,704
                                                   -----------       -----------
          Total                                    $19,742,520       $10,379,306
                                                   ===========       ===========

          Value Equity Series

               All other Investments               $33,185,854       $26,778,768
                                                   -----------       -----------
          Total                                    $33,185,854       $26,778,768
                                                   ===========       ===========

          Capital Series

               All other Investments               $10,410,722       $10,515,836
                                                   -----------       -----------
          Total                                    $10,410,722       $10,515,836
                                                   ===========       ===========

          International Equity Series

               All other Investments               $ 7,409,758       $ 6,643,001
                                                   -----------       -----------
          Total                                    $ 7,409,758       $ 6,643,001
                                                   ===========       ===========

The information in the following table is presented on the basis of cost for federal income tax purposes as of December 31, 1998.

                                  Identified
                                    Cost of             Gross            Gross               Net
                                  Securities         Unrealized        Unrealized        Unrealized
                                     Owned          Appreciation     (Depreciation)     Appreciation
                                  -----------       -----------       -----------        -----------
Money Market Series               $12,152,274       $        --       $        --        $        --
Managed Series                     13,122,918         1,102,161          (234,210)           867,951
Bond Series                        16,861,337           383,181           (15,187)           367,994
Value Equity Series                15,966,844         2,320,647          (636,042)         1,684,605
Capital Series                      6,643,375         2,710,996           (13,837)         2,697,159
International Equity Series         5,762,532           751,735          (264,428)           487,307

4.    Capital Share Transactions

Transactions in capital stock were as follows:

                                                                                Year ended December 31
                                                                                ----------------------
                                                         1998                  1998                  1997                  1997
                                                        Shares                Amount                Shares                Amount
                                                    -------------         -------------         -------------         -------------
 Money Market Series
     Shares sold                                       24,707,682         $ 247,076,818            12,923,152         $ 129,231,519
     Shares issued in reinvestment
          of dividends                                     66,033               660,325                52,194               521,937
                                                    -------------         -------------         -------------         -------------
                                                       24,773,715           247,737,143            12,975,346           129,753,456
     Shares redeemed                                  (24,457,664)         (244,576,639)          (12,820,328)         (128,203,276)

                                                    -------------         -------------         -------------         -------------
     Net increase                                         316,051         $   3,160,504               155,018         $   1,550,180
                                                    =============         =============         =============         =============

Managed Series
     Shares sold                                          112,168         $   1,426,456               271,028         $   3,402,203
     Shares issued in reinvestment
          of dividends                                    140,924             1,754,044               146,936             1,733,625
                                                    -------------         -------------         -------------         -------------
                                                          253,092             3,180,500               417,964             5,135,828
     Shares redeemed                                     (357,305)           (4,513,710)             (544,308)           (6,694,608)

                                                    -------------         -------------         -------------         -------------
     Net (decrease)                                      (104,213)        $  (1,333,210)             (126,344)        $  (1,558,780)

                                                    =============         =============         =============         =============

Bonds Series
     Shares sold                                        1,136,864         $  12,695,548               155,402         $   1,649,293
     Shares issued in reinvestment
          of dividends                                     38,639               409,020                36,305               376,138
                                                    -------------         -------------         -------------         -------------
                                                        1,175,503            13,104,568               191,707             2,025,431
     Shares redeemed                                     (323,468)           (3,646,442)             (172,144)           (1,829,490)

                                                    -------------         -------------         -------------         -------------
     Net increase                                         852,035         $   9,458,126                19,563         $     195,941
                                                    =============         =============         =============         =============

Value Equity Series
     Shares sold                                          808,855         $  11,378,457               179,856         $   2,609,978
     Shares issued in reinvestment
          of dividends                                     83,955             1,234,740                73,088               949,877
                                                    -------------         -------------         -------------         -------------
                                                          892,810            12,613,197               252,944             3,559,855
     Shares redeemed                                     (418,472)           (5,824,182)             (218,446)           (3,134,267)

                                                    -------------         -------------         -------------         -------------
     Net increase                                         474,338         $   6,789,015                34,498         $     425,588
                                                    =============         =============         =============         =============

Capital Series
     Shares sold                                          144,582         $   2,149,583                85,047         $   1,293,829
     Shares issued in reinvestment
          of dividends                                     89,255             1,263,229                44,978               627,720
                                                    -------------         -------------         -------------         -------------
                                                          233,837             3,412,812               130,025             1,921,549
     Shares redeemed                                     (163,601)           (2,432,472)             (149,567)           (2,329,507)

                                                    -------------         -------------         -------------         -------------
     Net increase (decrease)                               70,236         $     980,340               -19,542         $    (407,958)

                                                    =============         =============         =============         =============

International Equity Series
     Shares sold                                        1,788,949         $  21,110,448             1,381,876         $  18,000,433
     Shares issued in reinvestment
          of dividends                                     24,601               286,240                 5,428                64,171
                                                    -------------         -------------         -------------         -------------
                                                        1,813,550            21,396,688             1,387,304            18,064,604
     Shares redeemed                                   (1,713,403)          (20,207,795)           (1,256,820)          (16,369,069)

                                                    -------------         -------------         -------------         -------------
     Net increase                                         100,147         $   1,188,893               130,484         $   1,695,535
                                                    =============         =============         =============         =============

                    Canada Life of America Series Fund, Inc.
                              Financial Highlights

                               Money Market Series

The following financial highlights are computed on the basis of a share outstanding throughout the period.

                                                                     Year ended December 31
                                                      1998        1997        1996        1995        1994
                                                     -------     -------     -------     -------     -------
Net asset value, beginning of period                 $ 10.00     $ 10.00     $ 10.00     $ 10.00     $ 10.00
                                                     -------     -------     -------     -------     -------
Income from investment operations:

Net investment income                                   0.46        0.48        0.45        0.49        0.34
                                                     -------     -------     -------     -------     -------
Total from investment operations                        0.46        0.48        0.45        0.49        0.34
                                                     -------     -------     -------     -------     -------
Less distributions:

Dividends from net investment income                   (0.46)      (0.48)      (0.45)      (0.49)      (0.34)
                                                     -------     -------     -------     -------     -------
Total distributions                                    (0.46)      (0.48)      (0.45)      (0.49)      (0.34)
                                                     -------     -------     -------     -------     -------
Net asset value, end of period                       $ 10.00     $ 10.00     $ 10.00     $ 10.00     $ 10.00
                                                     =======     =======     =======     =======     =======

Total return                                            4.77%       4.95%       4.58%       4.95%       3.40%

Ratios to average net assets/supplemental data:

Net assets, end of period (000's omitted)            $12,310     $ 9,149     $ 7,599     $ 4,609     $ 5,057

Ratio of expenses to average net assets                 0.75%*      0.75%       0.75%       0.75%       0.75%

Ratio of net investment income to average net
     assets                                             4.64%       4.78%       4.54%       4.98%       3.43%

*     Ratio shown is after expense reimbursement

Ratio of expenses to average net assets before
     expense reimbursement                              0.95%       1.16%       1.09%       1.14%       1.11%

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
                              Financial Highlights

                                 Managed Series

The following financial highlights are computed on the basis of a share outstanding throughout the period.

                                                                      Year ended December 31
                                                      1998**      1997         1996        1995       1994
                                                     -------     -------     -------     -------     -------
Net asset value, beginning of period                 $ 12.45     $ 11.80     $ 12.37     $ 12.01     $ 12.77
                                                     -------     -------     -------     -------     -------
Income from investment operations:

Net investment income                                   0.29        0.34        0.32        0.4         0.32
Net realized and unrealized
     gain (loss) on investments                         0.23        1.66        0.27        2.38       (0.39)
                                                     -------     -------     -------     -------     -------
Total from investment operations                        0.52        2.00        0.59        2.78       (0.07)
                                                     -------     -------     -------     -------     -------
Less distributions:

Dividends from net investment income                   (0.29)      (0.34)      (0.32)      (0.41)      (0.32)
Distributions  from net realized gains                 (0.83)      (1.01)      (0.84)      (2.01)      (0.37)
                                                     -------     -------     -------     -------     -------
Total distributions                                    (1.12)      (1.35)      (1.16)      (2.42)      (0.69)
                                                     -------     -------     -------     -------     -------

Net asset value, end of period                       $ 11.85     $ 12.45     $ 11.80     $ 12.37     $ 12.01
                                                     =======     =======     =======     =======     =======

Total return                                            5.15%      17.61%       5.75%      21.92%      (0.25%)

Ratios to average net assets/supplemental data:

Net assets, end of period (000's omitted)            $13,309     $15,278     $15,973     $17,033     $15,192

Ratio of expenses to average net assets                 0.90%*      0.90%       0.90%       0.90%       0.97%

Ratio of net investment income to average net
    assets                                              2.35%       2.74%       2.53%       3.06%       2.51%

Portfolio turnover rate                               167.95%      82.80%     144.67%     145.14%      27.31%

Average commission rate paid                         $0.0448     $0.0570     $  0.06     $0.0611    $ 0.0735

*     Ratio shown is after expense reimbursement

Ratio of expenses to average net assets before
     expense reimbursement                              0.96%       0.95%       0.95%       1.03%       0.98%


** During 1998 the investment advisory services changed from CL Capital Management Inc., ("Advisor") to INDAGO Capital Management, Inc. ("the Sub-Advisor") for the equity portion of the fund.

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
                              Financial Highlights

                                   Bond Series

The following financial highlights are computed on the basis of a share outstanding throughout the period.

                                                                                Year ended December 31
                                                        1998             1997             1996             1995             1994
                                                       -------          -------          -------          -------          -------

Net asset value, beginning of period                   $ 10.59          $ 10.36          $ 10.45          $  9.75          $ 10.74
                                                       -------          -------          -------          -------          -------
Income from investment operations:

Net investment income                                     0.55             0.6              0.6              0.65             0.51
Net realized and unrealized
  gain (loss) on investments                              0.67             0.23            (0.09)            1.09            (0.99)
                                                       -------          -------          -------          -------          -------
Total from investment operations                          1.22             0.83             0.51             1.74            (0.48)
                                                       -------          -------          -------          -------          -------
Less distributions:

Dividends from net investment income                     (0.55)           (0.60)           (0.60)           (0.64)           (0.51)
Distributions from net realized gains                    (0.27)            --               --              (0.15)            --
Distributions from paid-in capital                        --               --               --              (0.25)            --
                                                       -------          -------          -------          -------          -------
Total distributions                                      (0.82)           (0.60)           (0.60)           (1.04)           (0.51)
                                                       -------          -------          -------          -------          -------

Net asset value, end of period                         $ 10.99          $ 10.59          $ 10.36          $ 10.45          $  9.75
                                                       =======          =======          =======          =======          =======

Total return                                              9.00%            8.09%            4.66%           16.77%           (3.94)%


Ratios to average net assets/supplemental data:

Net assets, end of  period (000's omitted)             $16,706          $ 7,066          $ 6,713          $ 5,494          $ 3,986

Ratio of expenses to average net assets                   0.90%*           0.90%            0.90%            0.88%            0.96%

Ratio of net investment income to average net
    assets                                                6.04%            5.70%            5.73%            6.06%            5.01%

Portfolio turnover rate                                 105.90%          127.63%          284.11%          245.32%           43.89%

*     Ratio shown is after expense reimbursement

Ratio of expenses to average net assets before
    expense reimbursement                                 0.92%            1.02%            1.08%            1.09%            1.10%

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
                              Financial Highlights

                               Value Equity Series

The following financial highlights are computed on the basis of a share outstanding throughout the period.

                                                                                  Year ended December 31
                                                            1998**           1997           1996          1995            1994
                                                           -------         -------        -------        -------        -------

Net asset value, beginning of period                       $ 14.71         $ 13.00        $ 13.51        $ 13.46        $ 13.60
                                                           -------         -------        -------        -------        -------
Income from investment operations:

Net investment income                                         0.03            0.04           0.02           0.12           0.14
Net realized and unrealized
  gain on investments                                         0.49            3.44           0.8            3.17           0.13
                                                           -------         -------        -------        -------        -------
Total from investment operations                              0.52            3.48           0.82           3.29           0.27
                                                           -------         -------        -------        -------        -------
Less distributions:

Dividends from net investment income                         (0.03)          (0.04)         (0.02)         (0.12)         (0.14)
Distributions from net realized gains                        (0.75)          (1.73)         (1.31)         (3.12)         (0.27)
                                                           -------         -------        -------        -------        -------
Total distributions                                          (0.78)          (1.77)         (1.33)         (3.24)         (0.41)
                                                           -------         -------        -------        -------        -------

Net asset value, end of period                             $ 14.45         $ 14.71        $ 13.00        $ 13.51        $ 13.46
                                                           =======         =======        =======        =======        =======

Total return                                                  2.81%          26.93%          6.94%         23.66%          2.03%

Ratios to average net assets/supplemental data:

Net assets, end of  period (000's omitted)                 $16,829         $10,147        $ 8,519        $ 8,245        $ 7,379

Ratio of expenses to average net assets                       0.90%*          0.90%          0.90%          0.90%          0.96%

Ratio of net investment income to average net
    assets                                                    0.22%           0.28%          0.17%          0.81%          1.03%

Portfolio turnover rate                                     189.28%          50.97%         46.78%        103.07%         35.99%

Average commission rate paid                               $  0.0447       $  0.0560      $  0.06        $  0.0608      $  0.0738

*     Ratio shown is after expense reimbursement

Ratio of expenses to average net assets before
     expense reimbursement                                    0.97%           1.01%          0.99%          1.07%          0.97%

** During 1998 the investment advisory services changed from CL Capital Management Inc., ("Advisor") to INDAGO Capital Management, Inc. ("the Sub-Advisor").

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
                              Financial Highlights

                                 Capital Series

The following financial highlights are computed on the basis of a share outstanding throughout the period.

                                                                                 Year ended December 31
                                                         1998             1997            1996             1995             1994
                                                       -------          -------          -------          -------          -------

Net asset value, beginning of period                   $ 14.15          $ 13.96          $ 13.55          $ 10.48          $ 11.06
                                                       -------          -------          -------          -------          -------
Income from investment operations:

Net investment income  (loss)                            (0.06)            --               0.03             0.02             0.01
Net realized and unrealized
  gain (loss) on investments                              2.87             2.75             1.68             3.56            (0.46)
                                                       -------          -------          -------          -------          -------
Total from investment operations                          2.81             2.75             1.71             3.58            (0.45)
                                                       -------          -------          -------          -------          -------
Less distributions:

Dividends from net investment income                      --               --              (0.03)           (0.01)           (0.01)
Distributions from net realized gains                    (1.07)           (2.56)           (1.27)           (0.50)           (0.12)
                                                       -------          -------          -------          -------          -------
Total distributions                                      (1.07)           (2.56)           (1.30)           (0.51)           (0.13)
                                                       -------          -------          -------          -------          -------

Net asset value, end of period                         $ 15.89          $ 14.15          $ 13.96          $ 13.55          $ 10.48
                                                       =======          =======          =======          =======          =======

Total return                                             20.23%           21.14%           12.65%           33.99%           (4.11)%


Ratios to average net assets/supplemental data:

Net assets, end of  period (000's omitted)             $ 8,408          $ 6,494          $ 6,677          $ 6,366          $ 3,847

Ratio of expenses to average net assets                   0.90%*           0.90%            0.90%            0.88%            0.92%

Ratio of net investment income to average net
    assets                                               (0.43%)           0.03%            0.19%            0.11%            0.09%

Portfolio turnover rate                                 123.69%           84.39%           54.11%           33.42%           55.99%

Average commission rate paid                           $  0.0544        $  0.0490        $  0.0564        $  0.0562        $  0.0568


*     Ratio shown is after expense reimbursement

Ratio of expenses to average net assets before
     expense reimbursement                                0.99%            0.99%            0.99%            1.09%            1.03%

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
                              Financial Highlights

                           International Equity Series

The following financial highlights are computed on the basis of a share outstanding throughout the period.


                                                                                                                    For the Period
                                                                                                                    April 24, 1995
                                                                                                                     (commencement
                                                                                                                   of operations) to
                                                                           Year ended December 31                     December 31,
                                                                  1998              1997               1996               1995
                                                                -------            -------            -------            -------

Net asset value, beginning of period                            $ 11.64            $ 11.82            $ 10.09            $ 10.00
                                                                -------            -------            -------            -------
Income from investment operations:

Net investment income                                              0.06               0.07               0.16               0.1
Net realized and unrealized gain on investments                    1.62               0.56               1.83               0.49
                                                                -------            -------            -------            -------
Total from investment operations                                   1.68               0.63               1.99               0.59
                                                                -------            -------            -------            -------

Less distributions:

Dividends from net investment income                              (0.06)             (0.07)             (0.16)             (0.10)
Distributions from net realized gains                             (0.99)             (0.74)             (0.10)             (0.40)
                                                                -------            -------            -------            -------
Total distributions                                               (1.05)             (0.81)             (0.26)             (0.50)
                                                                -------            -------            -------            -------

Net asset value, end of period                                  $ 12.27            $ 11.64            $ 11.82            $ 10.09
                                                                =======            =======            =======            =======

Total return                                                      13.37%              4.32%             19.44%              8.53%*

Ratios to average net assets/supplemental data:

Net assets, end of  period (000's omitted)                      $ 6,259            $ 4,771            $ 3,305            $ 2,086

Ratio of expenses to average net assets                            1.20%**            1.20%              1.20%              1.20%*

Ratio of net investment income to average net
    assets                                                         0.48%              0.57%              1.44%              1.43%*

Portfolio turnover rate                                          119.77%             37.73%             56.28%             33.56%

Average commission rate paid                                    $0.0474            $0.0380            $0.1961            $0.1951

*     1995 amounts annualized from April 24, 1995

**    Ratio shown is after expense reimbursement

Ratio of expenses to average net assets before
     expense reimbursement                                         1.47%              1.32%              1.56%              1.06%

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
            Schedule of Investments - Money Market Series Portfolio

                                December 31, 1998

                                                                                              Principal           Market
                                                                                               Amount             Value
                                                                                          --------------------------------
U.S. Government & its Agencies - 64.5%

             Federal Home Loan Mortgage Corp. (4.900% due 02/18/99)                       $   1,350,000      $   1,341,098
             Federal Home Loan Mortgage Corp. (5.070% due 01/08/99)                           1,100,000          1,098,898
             Federal Home Loan Mortgage Corp. (5.020% due 01/08/99)                           1,000,000            999,000
             Federal National Mortgage Association (5.080% due 01/05/99)                        600,000            599,654
             Federal National Mortgage Association (5.060% due 01/06/99)                      3,900,000          3,897,217
                                                                                                             -------------
                                                                                                                 7,935,867
                                                                                                             -------------

Government of Canada - 2.2%

             Canada Treasury Bills (5.080% due 03/18/99)                                        250,000            247,233
             Canada Treasury Bills (4.850% due 03/18/99)                                         20,000             19,790
                                                                                                             -------------
                                                                                                                   267,023
                                                                                                             -------------

Promissory Note - 4.9%

              Export Development Corp. (5.150% due 01/08/99)                                    600,000            599,384
                                                                                                             -------------

Commercial Paper - 27.2%

             Associates Corp of N.A. (5.290% due 01/07/99)                                      500,000            500,000
             Exxon Asset Management Company (5.340% due 01/08/99)                               400,000            400,000
             Ford Motor Credit Company (5.159% due 01/08/99)                                    450,000            450,000
             General Electric Capital Corporation (5.164% due 01/15/99)                         450,000            450,000
             IBM Credit Corporation (5.136% due 01/25/99)                                       450,000            450,000
             John Deere Capital Corporation (5.187% due 01/25/99)                               450,000            450,000
             Norwest Financial Inc. (4.961% due 02/18/99)                                       300,000            300,000
             Norwest Financial Inc. (4.910% due 02/22/99)                                       350,000            350,000
                                                                                                             -------------
                                                                                                                 3,350,000
                                                                                                             -------------
Total Securities (identified cost - $12,152,274)                                                                12,152,274

Other net assets - 1.2%                                                                                            157,623
                                                                                                             -------------
Total net assets                                                                                             $  12,309,897
                                                                                                             =============

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
               Schedule of Investments - Managed Series Portfolio

                                December 31, 1998

                                                                                             Principal       Market
                                                                                              Amount          Value
                                                                                         -----------------------------
SHORT TERM NOTES - 12.8%

             Export Development Corp. (5.150% due 01/08/99)                              $    300,000    $     299,693
             Federal Home Loan Banks (4.300% due 01/04/99)                                    900,000          899,677
             General Electric Capital Corp. (5.756% due 01/06/99)                             500,000          500,000
                                                                                                         -------------
Total Short Term Notes                                                                                       1,699,370
                                                                                                         -------------

BONDS - 37.4%

U.S. Government & its Agencies - 24.1%

             U.S. Treasury Bonds (6.125% due 08/15/07)                                        200,000          218,625
             U.S. Treasury Bonds (5.750% due 04/30/03)                                        260,000          270,563
             Federal Home Loan Banks (6.500% due 01/07/08)                                    250,000          250,156
             Federal Home Loan Banks (6.100% due 12/24/07)                                    200,000          200,500
             Federal Home Loan Banks (7.024% due 09/10/07)                                    125,000          126,315
             Federal Home Loan Banks (6.810% due 08/20/07)                                     50,000           50,351
             Federal Home Loan Mortgage Corp. (7.500% due 02/01/28)                            73,809           75,862
             Federal Home Loan Mortgage Corp. (6.500% due 12/01/27)                           365,468          368,209
             Federal Home Loan Mortgage Corp. (6.500% due 02/01/18)                            91,779           92,927
             Federal Home Loan Mortgage Corp. (7.500% due 12/01/16)                            75,100           77,195
             Federal Home Loan Mortgage Corp. (7.585% due 09/19/06)                           150,000          158,844
             Federal National Mortgage Association (6.500% due 01/01/28)                      234,269          235,879
             Federal National Mortgage Association (6.500% due 03/01/18)                       94,163           95,252
             Federal National Mortgage Association (6.500% due 02/01/18)                       89,742           90,780
             Federal National Mortgage Association (7.000% due 02/25/13)                       48,000           47,947
             Federal National Mortgage Association (7.070% due 10/24/06)                      100,000          104,313
             Government National Mortgage Association (7.000% due 09/15/27)                    91,210           93,404
             Government National Mortgage Association (7.000% due 10/15/25)                   338,145          346,281
             Government National Mortgage Association (8.000% due 06/15/24)                    76,767           79,838
             Government National Mortgage Association (8.000% due 05/15/24)                   130,816          136,048
             Government National Mortgage Association (8.000% due 05/15/24)                    88,691           92,239
                                                                                                         -------------
                                                                                                             3,211,528
                                                                                                         -------------
Corporate - 13.3%

             American General Finance Corp. (5.750% due 11/01/03)                             250,000          250,687
             Coca-Cola Enterprise Inc. (6.950% due 11/15/26)                                  150,000          160,066
             Comdisco Inc. (6.130% due 08/01/01)                                              250,000          248,817
             GTE North Inc. (6.375% due 02/15/10)                                             250,000          266,958
             Johnson & Johnson Inc. (8.720% due 11/01/24)                                     225,000          264,078
             Lafarge Corp. (6.375% due 07/15/05)                                              250,000          256,752
             Pacific Bell (6.125% due 02/15/08)                                               150,000          157,601
             Virginia Electric & Power (7.625% due 07/01/07)                                  150,000          170,564
                                                                                                         -------------
                                                                                                             1,775,523
                                                                                                         -------------
Total Bonds                                                                                                  4,987,051
                                                                                                         -------------

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
         Schedule of Investments - Managed Series Portfolio (Continued)

                                December 31, 1998

                                                                                                                     Market
                                                                                                     Shares           Value
                                                                                                 ------------------------------
COMMON STOCKS  - 54.9%

Broadcasting & Publishing - 2.1%
Advertising - 1.2%
             WPP Group PLC - sponsored ADR                                                            2,700      $      166,725
                                                                                                                  -------------

T.V. Broadcasting - 0.9%
             Belo (A.H.) Corp.                                                                        5,700             113,644
                                                                                                                  -------------

                  Total Broadcasting & Publishing                                                                       280,369
                                                                                                                  -------------
Energy  - 4.2%
Oil & Gas - 4.2%
             British Petroleum Company PLC - sponsored ADR                                            1,132             102,729
             Burlington Resources Inc.                                                                5,200             186,225
             Texaco Inc.                                                                              2,770             146,463
             Unocal Corp.                                                                             4,400             128,425
                                                                                                                  -------------
                                                                                                                        563,842
                                                                                                                  -------------
Finance - 10.8%
Banks - 3.8%
             BankAmerica Corp.                                                                        2,610             156,926
             Chase Manhattan Corp.                                                                    2,600             184,600
             First Union Corp.                                                                        2,610             158,721
                                                                                                                  -------------
                                                                                                                        500,247
                                                                                                                  -------------
Credit & Other Finance - 6.1%
             American Express Co.                                                                     1,300             132,925
             Associates First Capital Corp.                                                           4,120             174,585
             Citigroup Inc.                                                                           3,500             173,250
             Federal Home Loan Mortgage Corp.                                                         1,600             103,100
             First Data Corp.                                                                         7,100             224,981
                                                                                                                  -------------
                                                                                                                        808,841
                                                                                                                  -------------
Insurance - 0.9%
             Washington Mutual Inc.                                                                   3,200             122,200
                                                                                                                  -------------
                  Total Finance                                                                                       1,431,288
                                                                                                                  -------------
Health - 7.4%
Drugs & Pharmaceuticals - 5.0%
             American Home Products Corp.                                                             3,900             219,619
             Elan Corporation PLC - sponsored ADR                                                     1,200              83,475
             Eli Lilly & Co.                                                                          1,500             133,313
             Watson Pharmaceuticals Inc.                                                              3,700             232,638
                                                                                                                  -------------
                                                                                                                        669,045
                                                                                                                  -------------

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
         Schedule of Investments - Managed Series Portfolio (Continued)

                                December 31, 1998

                                                                                                                      Market
                                                                                                     Shares           Value
                                                                                                -------------------------------
Medical Instruments - 1.0%
             Medtronic Inc.                                                                           1,800       $     133,650
                                                                                                                  -------------
Medical - Nursing Homes - 1.4%
             HCR Manor Care Inc.                                                                      6,500             190,938
                                                                                                                  -------------

                  Total Health                                                                                          993,633
                                                                                                                  -------------
Manufacturing - 5.4%
Cosmetics & Toiletries - 2.5%
             Gillette Co.                                                                             3,900             188,419
             Unilever N V - sponsored ADR                                                             1,640             136,017
                                                                                                                  -------------
                                                                                                                        324,436
                                                                                                                  -------------
Industrial Machinery & Equipment - 1.8%
             Applied Materials Inc.                                                                   2,800             119,525
             Lear Corp.                                                                               3,100             119,350
                                                                                                                  -------------
                                                                                                                        238,875
                                                                                                                  -------------
Paper & Related Products - 1.1%
             Mead Corp.                                                                               5,100             149,494
                                                                                                                  -------------

                  Total Manufacturing                                                                                   712,805
                                                                                                                  -------------
Media & Leisure - 1.5%
Entertainment - 1.5%
             Carnival Corp.                                                                           4,200             201,600
                                                                                                                  -------------
Pollution Control - 1.2%
             Waste Management Inc.                                                                    3,300             153,863
                                                                                                                  -------------
Retail & Wholesale - 7.6%
Retail & Wholesale, Miscellaneous - 7.6%
             Boots Company PLC (THE) - unsponsored ADR                                                4,600             157,017
             Federated Department Stores Inc.                                                         3,000             130,688
             Hasbro Inc.                                                                              4,500             162,562
             Nabisco Holdings Corp.                                                                   3,700             153,550
             Pepsico Inc.                                                                             4,300             176,031
             Rite Aid Corp.                                                                           4,700             232,944
                                                                                                                  -------------
                                                                                                                      1,012,792
                                                                                                                  -------------

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
         Schedule of Investments - Managed Series Portfolio (Continued)

                                December 31, 1998

                                                                                                                      Market
                                                                                                     Shares           Value
                                                                                                -------------------------------
Services - 2.0%
Consulting Services - 1.0%
             Gartner Group Inc.                                                                       6,500       $     138,125
                                                                                                                  -------------
Oil - Field Services - 1.0%
             Halliburton Co.                                                                          4,300             127,387
                                                                                                                  -------------

                  Total Services                                                                                        265,512
                                                                                                                  -------------
Technology - 11.6%
Computer & Office Equipment - 4.6%
             Altera Corp.                                                                             2,400             146,100
             Compusa Inc.                                                                             3,800              49,637
             EMC Corp-Mass                                                                            1,700             144,500
             Hewlett-Packard Co.                                                                      1,900             129,793
             Xerox Corp.                                                                              1,200             141,600
                                                                                                                  -------------
                                                                                                                        611,630
                                                                                                                  -------------
Communication Equipment - 2.4%
             AT&T Corp.                                                                               1,300              97,825
             MCI Worldcom Inc.                                                                        3,092             221,851
                                                                                                                  -------------
                                                                                                                        319,676
                                                                                                                  -------------
Computer Software - 2.0%
             Compuware Corp.                                                                          1,500             117,188
             J.D. Edwards & Co.                                                                       5,400             153,225
                                                                                                                  -------------
                                                                                                                        270,413
                                                                                                                  -------------
Electronics - 1.1%
             Texas Instruments Inc.                                                                   1,700             145,456

Medical Information Systems - 1.5%
             HBO & Co.                                                                                6,800             195,075
                                                                                                                  -------------
                  Total Technology                                                                                    1,542,250
                                                                                                                  -------------
Transportation - 1.1%
Road Transportation - 1.1%
             CNF Transportation Inc.                                                                  3,900             146,494
                                                                                                                  -------------

Total Common Stocks                                                                                                   7,304,448
                                                                                                                  -------------

Total Securities ( identified cost - $13,122,918 )                                                                   13,990,869

Other net liabilities  - (5.1)%                                                                                        (682,315)
                                                                                                                  -------------

Total net assets                                                                                                  $  13,308,554
                                                                                                                  =============

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
                Schedule of Investments - Bond Series Portfolio

                                December 31, 1998

                                                                                                 Principal           Market
                                                                                                   Amount             Value
                                                                                               -------------------------------
SHORT TERM NOTES - 10.2%

              Canada Treasury (5.080% due 03/18/99)                                            $   200,000        $    197,845
              Canada Treasury (5.130% due 01/08/99)                                                150,000             149,847
              Canada Treasury (5.150% due 01/06/99)                                                 85,000              84,937
              Export Development Corp. (5.150% due 01/08/99)                                        75,000              74,923
              Export Development Corp. (5.150% due 01/08/99)                                       400,000             399,593
              Federal Home Loan Banks (4.300% due 01/04/99)                                        500,000             499,821
              Federal Home Loan Mtge Corp. (5.070% due 01/08/99)                                   300,000             299,700
                                                                                                                  ------------
Total Short Term Notes                                                                                               1,706,666
                                                                                                                  ------------

BONDS - 92.9%

U.S. Government & its Agencies - 76.8%

             United States of America (5.500% due 08/15/28)                                      1,000,000           1,048,438
             United States of America (6.000% due 02/15/26)                                      1,400,000           1,528,188
             United States of America (6.125% due 08/15/07)                                      2,700,000           2,951,438
             United States of America (6.500% due 08/15/05)                                      2,400,000           2,631,000
             Federal Home Loan Banks (6.500% due 01/07/08)                                         250,000             250,156
             Federal Home Loan Banks (6.100% due 12/24/07)                                         200,000             200,500
             Federal Home Loan Banks (7.024% due 09/10/07)                                         125,000             126,315
             Federal Home Loan Banks (6.810% due 08/20/07)                                          50,000              50,350
             Federal Home Loan Banks (6.515% due 10/01/02)                                         250,000             252,489
             Federal Home Loan Mortgage Corp. (7.500% due 02/01/28)                                 73,809              75,862
             Federal Home Loan Mortgage Corp. (6.500% due 12/01/27)                                365,468             368,209
             Federal Home Loan Mortgage Corp. (6.500% due 02/01/18)                                 91,779              92,927
             Federal Home Loan Mortgage Corp. (7.500% due 12/01/16)                                 86,641              89,058
             Federal Home Loan Mortgage Corp. (7.585% due 09/19/06)                                150,000             158,844
             Federal Home Loan Mortgage Corp. (6.690% due 08/14/01)                                200,000             201,990
             Federal National Mortgage Association (6.500% due 01/01/28)                           234,269             235,879
             Federal National Mortgage Association (6.500% due 03/01/18)                            94,163              95,252
             Federal National Mortgage Association (6.500% due 02/01/18)                            89,742              90,780
             Federal National Mortgage Association (7.000% due 02/25/13)                            48,000              47,947
             Federal National Mortgage Association (7.070% due 10/24/06)                           100,000             104,313
             Federal National Mortgage Association (5.750% due 06/15/05)                           749,000             777,507
             Federal National Mortgage Association (5.750% due 04/15/03)                           807,000             829,694
             Government National Mortgage Association (7.000% due 09/15/27)                         91,210              93,404
             Government National Mortgage Association (7.000% due 10/15/25)                        211,341             216,426
             Government National Mortgage Association (8.000% due 06/15/24)                         76,767              79,838
             Government National Mortgage Association (8.000% due 05/15/24)                        130,816             136,048
             Government National Mortgage Association (8.000% due 05/15/24)                         88,691              92,239
                                                                                                                  ------------
                                                                                                                    12,825,091
                                                                                                                  ------------

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
          Schedule of Investments - Bond Series Portfolio (Continued)

                                December 31, 1998

                                                                                                  Principal           Market
                                                                                                   Amount             Value
                                                                                             ---------------------------------
Corporate - 16.1%

             American General Finance Corp. (5.750% due 11/01/03)                            $     250,000       $     250,687
             Coca-Cola Enterprises Inc. (6.950% due 11/15/26)                                      150,000             160,066
             Comdisco Inc. (6.130% due 08/01/01)                                                   250,000             248,817
             Comed Transitional Funding Trust (5.440% due 03/25/07)                                250,000             250,846
             GE Capital Mortgage Services Inc. (6.500% due 04/25/08)                               175,397             175,397
             GTE North Inc. (6.375% due 02/15/10)                                                  250,000             266,958
             Johnson & Johnson Inc. (8.720% due 11/01/24)                                          225,000             264,078
             Lafarge Corp. (6.375% due 07/15/05)                                                   250,000             256,752
             Pacific Bell (6.125% due 02/15/08)                                                    150,000             157,600
             Service Corp. International (6.000% due 12/15/05)                                     250,000             249,573
             Virginia Electric & Power Co. (7.625% due 07/01/07)                                   150,000             170,564
             Walt Disney Co. (4.200% due 03/15/01)                                                 250,000             246,236
                                                                                                                  ------------
                                                                                                                     2,697,574
                                                                                                                  ------------

Total Bonds                                                                                                         15,522,665
                                                                                                                  ------------

Total Securities (identified cost - $16,861,337)                                                                    17,229,331

Other net liabilities - (3.1)%                                                                                        (523,713)
                                                                                                                  ------------

Total net assets                                                                                                 $  16,705,618
                                                                                                                 =============

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
            Schedule of Investments - Value Equity Series Portfolio

                                December 31, 1998

                                                                                                         Market
                                                                                        Shares            Value
                                                                                     -----------------------------
COMMON STOCKS  - 104.8%

Broadcasting & Publishing - 4.1%
Advertising - 2.4%
             WPP Group PLC - sponsored ADR                                               6,600        $    407,550
                                                                                                      ------------
T.V. Broadcasting - 1.7%
             Belo (A.H.) Corp.                                                          14,500             289,094
                                                                                                      ------------

                  Total Broadcasting & Publishing                                                          696,644
                                                                                                      ------------
Energy  - 8.0%
Oil & Gas - 8.0%
             British Petroleum Company PLC - sponsored ADR                               2,724             247,203
             Burlington Resources Inc.                                                  12,200             436,913
             Texaco Inc.                                                                 6,780             358,493
             Unocal Corp.                                                               10,500             306,468
                                                                                                      ------------
                                                                                                         1,349,077
                                                                                                      ------------
Finance - 20.5%
Banks - 7.1%
             BankAmerica Corp.                                                           6,220             373,977
             Chase Manhattan Corp.                                                       6,200             440,200
             First Union Corp.                                                           6,150             373,997
                                                                                                      ------------
                                                                                                         1,188,174
                                                                                                      ------------
Credit & Other Finance - 11.7%
             American Express Co.                                                        3,120             319,020
             Associates First Capital Corp.                                              9,900             419,513
             Citigroup Inc.                                                              8,700             430,650
             Federal Home Loan Mortgage Corp.                                            4,000             257,750
             First Data Corp.                                                           17,100             541,856
                                                                                                      ------------
                                                                                                         1,968,789
                                                                                                      ------------
Insurance - 1.7%
             Washington Mutual Inc.                                                      7,800             297,863
                                                                                                      ------------

                  Total Finance                                                                          3,454,826
                                                                                                      ------------

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
      Schedule of Investments - Value Equity Series Portfolio (Continued)

                                December 31, 1998

                                                                                                         Market
                                                                                        Shares            Value
                                                                                     -----------------------------
Health - 14.5%
Drugs & Pharmaceuticals - 9.8%
             American Home Products Corp.                                                9,800        $    551,862
             Elan Corporation PLC - sponsored ADR                                        3,000             208,687
             Eli Lilly & Co.                                                             3,500             311,063
             Watson Pharmaceuticals Inc.                                                 9,100             572,163
                                                                                                      ------------
                                                                                                         1,643,775
                                                                                                      ------------
Medical Instruments - 2.0%
             Medtronic Inc.                                                              4,580             340,065
                                                                                                      ------------
Medical - Nursing Homes - 2.7%
             HCR Manor Care Inc.                                                        15,700             461,188
                                                                                                      ------------

                  Total Health                                                                           2,445,028

Manufacturing - 10.2%
Cosmetics & Toiletries - 4.6%
             Gillette Co.                                                                9,400             454,138
             Unilever N V - sponsored ADR                                                3,880             321,797
                                                                                                      ------------
                                                                                                           775,935
                                                                                                      ------------
Industrial Machinery & Equipment - 3.5%
             Applied Materials Inc.                                                      7,000             298,813
             Lear Corp.                                                                  7,500             288,750
                                                                                                      ------------
                                                                                                           587,563
                                                                                                      ------------
Paper & Related Products - 2.1%
             Mead Corp.                                                                 12,200             357,613
                                                                                                      ------------

                  Total Manufacturing                                                                    1,721,111
                                                                                                      ------------
Media & Leisure - 3.0%
Entertainment - 3.0%
             Carnival Corp.                                                             10,400             499,200
                                                                                                      ------------
Pollution Control - 2.2%
             Waste Management Inc.                                                       7,900             368,338
                                                                                                      ------------
Retail & Wholesale - 14.8%
Retail & Wholesale, Miscellaneous - 14.8%
             Boots Company PLC (THE) - unsponsored ADR                                  11,600             395,957
             Federated Department Stores Inc.                                            7,200             313,650
             Hasbro Inc.                                                                11,000             397,375
             Nabisco Holdings Corp.                                                      8,300             344,450
             Pepsico Inc.                                                               10,730             439,259
             Rite Aid Corp.                                                             12,000             594,750
                                                                                                      ------------
                                                                                                         2,485,441
                                                                                                      ------------

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
      Schedule of Investments - Value Equity Series Portfolio (Continued)

                                December 31, 1998

                                                                                                         Market
                                                                                        Shares            Value
                                                                                     -----------------------------
Services - 3.7%
Consulting Services - 1.9%
             Gartner Group Inc.                                                         15,200        $    323,000
                                                                                                      ------------
Oil-Field Services - 1.8%
             Halliburton Co.                                                            10,000             296,250
                                                                                                      ------------

                  Total Services                                                                           619,250
                                                                                                      ------------
Technology - 21.7%
Computer & Office Equipment - 9.1%
             Altera Corp.                                                                5,800             353,075
             Compusa Inc.                                                               10,900             142,381
             EMC Corp-Mass                                                               4,100             348,500
             Hewlett-Packard Co.                                                         5,100             348,394
             Xerox Corp.                                                                 2,900             342,200
                                                                                                      ------------
                                                                                                         1,534,550
                                                                                                      ------------
Communication Equipment - 4.2%
             AT&T Corp.                                                                  2,200             165,550
             MCI Worldcom Inc.                                                           7,645             548,528
                                                                                                      ------------
                                                                                                           714,078
                                                                                                      ------------
Computer Software - 3.3%
             Compuware Corp.                                                             2,600             203,125
             J.D. Edwards & Co.                                                         12,600             357,525
                                                                                                      ------------
                                                                                                           560,650
                                                                                                      ------------
Electronics - 2.2%
             Texas Instruments Inc.                                                      4,270             365,351
                                                                                                      ------------
Medical Information Systems - 2.9%
             HBO & Co.                                                                  16,900             484,818
                                                                                                      ------------

                  Total Technology                                                                       3,659,447
                                                                                                      ------------
Transportation - 2.1%
Road Transportation - 2.1%
             CNF Transportation Inc.                                                     9,400             353,087
                                                                                                      ------------

Total Common Stocks                                                                                     17,651,449
                                                                                                      ------------

Total Securities ( identified cost - $15,966,844 )                                                      17,651,449

Other net liabilities  - (4.8)%                                                                           (822,113)
                                                                                                      ------------

Total net assets                                                                                      $ 16,829,336
                                                                                                      ============

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
               Schedule of Investments - Capital Series Portfolio

                                December 31, 1998

                                                                                                   Market
                                                                                  Shares           Value
                                                                               ---------------------------
COMMON STOCKS - 111.1%

Aerospace & Defense - 2.0%
Aerospace & Defense - 2.0%
                  General Dynamics Corp.                                           2,900       $   170,013
                                                                                               -----------

Basic Industries - 2.6%
Chemicals & Plastics - 2.6%
                  Crompton & Knowles Corp.                                         5,000           103,437
                  Minerals Technologies Inc.                                       2,800           114,625
                                                                                               -----------
                                                                                                   218,062
                                                                                               -----------
Energy - 2.8%
Electricity - 1.2%
                  AES Corp.                                                        2,100            99,487
                                                                                               -----------
Oil & Gas - 1.6%
                  Anadarko Pertoleum Corp.                                         3,000            92,625
                  Enron Oil & Gas Co.                                              2,500            43,125
                                                                                               -----------
                                                                                                   135,750
                                                                                               -----------

                       Total Energy                                                                235,237
                                                                                               -----------
Finance - 9.1%
Credit & Other Finance - 1.1%
                  Southtrust Corporation                                           2,550            94,190
                                                                                               -----------
Insurance - 8.0%
                  Alfac Inc.                                                       3,600           158,400
                  Nationwide Financial Services Inc.                               2,900           149,894
                  Old Republic International Corp.                                 5,800           130,500
                  Progressive Corp.                                                  700           118,562
                  Provident Companies Inc.                                         2,800           116,200
                                                                                               -----------
                                                                                                   673,556
                                                                                               -----------

                       Total Finance                                                               767,746
                                                                                               -----------

Health -  9.3%
Drugs & Pharmaceuticals - 6.9%
                  Alza Corp.                                                       2,300           120,175
                  Biogen Inc.                                                      1,700           141,100
                  Cardinal Health Inc.                                             1,800           136,575
                  Covance Inc.                                                     6,200           180,575
                                                                                               -----------
                                                                                                   578,425
                                                                                               -----------

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
         Schedule of Investments - Capital Series Portfolio (Continued)

                                December 31, 1998

                                                                                                   Market
                                                                                  Shares           Value
                                                                               ---------------------------
Medical Facilities Management - 2.4%
                  Universal Health Sevices Inc.                                    2,700       $   140,062
                  Wellpoint Health Networks                                          700            60,900
                                                                                               -----------
                                                                                                   200,962
                                                                                               -----------

                       Total Health                                                                779,387
                                                                                               -----------
Investment -  2.8%
                  Telecom -TCI Ventures Group                                     10,200           240,338
                                                                                               -----------
Manufacturing - 17.4%
Batteries - 1.6%
                  Rayovac Corp.                                                    5,200           138,775
                                                                                               -----------
Electronic - 4.4%
                  Applied Materials Inc.                                           2,000            85,375
                  Applied Power Inc.                                               7,500           283,125
                                                                                               -----------
                                                                                                   368,500
                                                                                               -----------
Electric Products - 2.5%
                  Molex Inc.                                                       5,400           205,875
                                                                                               -----------
Home Decoration Products - 3.8%
                  Leggett & Platt Inc.                                             5,500           121,000
                  Newell Co.                                                       4,900           202,125
                                                                                               -----------
                                                                                                   323,125
                                                                                               -----------
Networking Products - 1.4%
                  Ascend Communications Inc.                                       1,800           118,350
                                                                                               -----------
Miscellaneous - 3.7%
                  Lancaster Colony Corp.                                           3,200           102,800
                  Pall Corp.                                                       8,100           205,031
                                                                                               -----------
                                                                                                   307,831
                                                                                               -----------

                       Total Manufacturing                                                       1,462,456
                                                                                               -----------

Media & Leisure - 9.3%
Leisure Durables & Toys - 1.6%
                  Harley Davidson Inc.                                             2,900           137,387
                                                                                               -----------

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
         Schedule of Investments - Capital Series Portfolio (Continued)

                                December 31, 1998

                                                                                                   Market
                                                                                  Shares           Value
                                                                               ---------------------------
Radio & Television - 7.7%
                  CBS Corp.                                                        7,500       $   245,625
                  Chancellor Media Corp.                                           2,900           138,838
                  Infinity Broadcasting Corp.                                      9,600           262,800
                                                                                               -----------
                                                                                                   647,263
                                                                                               -----------

                       Total Media & Leisure                                                       784,650
                                                                                               -----------
Non-durables - 3.6%
Household Products - 3.6%
                  Clorox Co.                                                       1,200           140,175
                  Dial Corp.                                                       5,600           161,700
                                                                                               -----------
                                                                                                   301,875
                                                                                               -----------
Retail & Wholesale - 16.4%
Apparel Stores - 1.8%
                  TJX Companies Inc.                                               5,100           147,900
                                                                                               -----------
Building Products - 2.6%
                  Fastenal Co.                                                     2,300           101,200
                  Lowes Companies Inc.                                             2,300           117,731
                                                                                               -----------
                                                                                                   218,931
                                                                                               -----------
Health - Related Products - 1.5%
                  General Nutrition Companies                                      7,900           128,375
                                                                                               -----------
Retail -  Consumer Electronics - 2.5%
                  Circuit City Stores Inc.                                         4,200           209,738
                                                                                               -----------
Retail & Wholesale, Miscellaneous - 8.0%
                  Office Depot Inc.                                                7,800           288,113
                  Kroger Company                                                   4,100           248,050
                  Ticketmaster Online-City Search Inc.                               400            22,800
                  Williams-Sonoma Inc.                                             2,900           116,906
                                                                                               -----------
                                                                                                   675,869
                                                                                               -----------

                       Total Retail & Wholesale                                                  1,380,813
                                                                                               -----------
Services - 9.4%
Advertising - 4.5%
                  Interpublic Group of Companies Inc.                              3,350           267,162
                  Snyder Communications Inc.                                       3,200           108,000
                                                                                               -----------
                                                                                                   375,162
                                                                                               -----------
Schools - 2.9%
                  ITT Educational Services Inc.                                    7,100           241,400
                                                                                               -----------

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
         Schedule of Investments - Capital Series Portfolio (Continued)

                                December 31, 1998

                                                                                                   Market
                                                                                  Shares           Value
                                                                               ---------------------------
Funeral Service & Related Items - 2.0%
                  Service Corp. International                                      4,500       $   171,281
                                                                                               -----------

                       Total Services                                                              787,843
                                                                                               -----------
Technology - 17.8%
Computer Services & Software  - 16.7%
                  Cadence Design Systems Inc.                                      3,400           101,150
                  Compuware Corp.                                                  1,700           132,813
                  Electronics Arts Inc.                                            4,300           241,338
                  Deluxe Corp.                                                     5,400           197,438
                  Fiserv Inc.                                                      2,900           149,169
                  Network Associates Inc.                                          1,950           129,188
                  Parametric Technology Corp.                                     10,400           170,300
                  Sterling Commerce Inc.                                           3,200           144,000
                  Veritas Software Corp.                                           2,300           137,856
                                                                                               -----------
                                                                                                 1,403,252
                                                                                               -----------
Electronics - 1.1%
                  Maxim Integrated Products Inc.                                   2,100            91,743
                                                                                               -----------

                       Total Technology                                                          1,494,995
                                                                                               -----------
Telecommunication  Equipment - 6.5%
Telecommunication - Equipment - %
                  Century Telephone Enterprise                                     5,500           371,250
                  General Instrument Corp.                                         5,100           173,081
                                                                                               -----------
                                                                                                   544,331
                                                                                               -----------
Transportation - 2.1%
Road Transportation - 2.1%
                  CNF Transportation Inc.                                          4,600           172,788
                                                                                               -----------

Total Common Stocks                                                                              9,340,534
                                                                                               -----------
Total Securities ( identified cost - $6,643,375 )                                                9,340,534

Other net liabilities - (11.1)%                                                                   (932,801)
                                                                                               -----------

Total net assets                                                                               $ 8,407,733
                                                                                               ===========

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
        Schedule of Investments - International Equity Series Portfolio

                                December 31, 1998

                                                                                  Principal           Market
                                                                                   Amount             Value
                                                                                 -----------       ----------
BONDS - 1.8%

Corporate Convertible Bonds - 1.8%

Japan - 0.2%
             Sony Corp. ( 1.400% due 03/31/05 )                          JPY       1,000,000       $   10,514
                                                                                                   ----------

Netherlands - 1.6%
             Telefonica Europe NV ( 2.000% due 07/15/02 )                NLG          69,000          101,948
                                                                                                   ----------

Total Bonds                                                                                           112,462
                                                                                                   ----------

                                                                                    Shares
                                                                                 -----------
COMMON STOCKS - 98.1%
Argentina - 1.0%
             YPF Sociedad Anonima  - sponsored ADR                                     2,200           61,463
                                                                                                   ----------
Australia - 3.3%
             E.R.G. Ltd.                                                              31,700           19,832
             National Australia Bank Ltd.                                              5,008           75,564
             News Corp. Ltd. - sponsored ADR Pfd                                       4,400          108,625
                                                                                                   ----------
                                                                                                      204,021
                                                                                                   ----------
Brazil - 2.7%
             Companhia Vale Do Rio Doce - sponsored ADR                                4,300           55,172
             Embratel Participacoes - sponsored ADR                                    8,200          114,288
                                                                                                   ----------
                                                                                                      169,460
                                                                                                   ----------
Finland - 1.5%
             Nokia Corp. - sponsored ADR                                                 800           96,350
                                                                                                   ----------
France - 12.5%
             Axa-Uap - sponsored ADR                                                   2,630          190,018
             Clarins                                                                   1,336           95,739
             Clarins - rights                                                              4               55
             Dexia France                                                                830          127,932
             Elf Aquitaine  - sponsored ADR                                            2,100          118,913
             Societe Generale de Paris                                                   790          127,989
             STMicroelectronics N.V.                                                   1,560          121,778
                                                                                                   ----------
                                                                                                      782,424
                                                                                                   ----------

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
  Schedule of Investments - International Equity Series Portfolio (Continued)

                                December 31, 1998

                                                                                                      Market
                                                                                     Shares           Value
                                                                                  ---------------------------
Germany - 5.4%
             Depfa Bank                                                                1,400      $   122,724
             Prosieben Media AG                                                        1,400           67,078
             SGL Carbon AG                                                               550           33,320
             Veba AG                                                                   1,900          112,595
                                                                                                  -----------
                                                                                                      335,717
                                                                                                  -----------
Hong Kong - 3.7%
             Esprit Holdings Ltd.                                                    252,000          108,971
             HSBC Holdings PLC                                                         2,627           65,446
             Television Broadcasts Ltd.                                               21,600           55,763
                                                                                                  -----------
                                                                                                      230,180
                                                                                                  -----------
Italy - 5.8%
             Banca Popolare Di Bergamo                                                 4,900          119,152
             Ente Nazionale Idrocarburi SPA - sponsored ADR                            1,100           74,525
             Telecom Italia Mobile SPA                                                35,300          166,538
                                                                                                  -----------
                                                                                                      360,215
                                                                                                  -----------
Japan - 21.4%
             Autobacs Seven Co. Ltd.                                                   1,800           60,640
             Canon Inc.                                                                5,000          107,051
             DDI Corp.                                                                    37          137,770
             Honda Motor Co.                                                           3,000           98,673
             Nomura Securities Co. Ltd.                                                8,000           69,860
             NTT Mobile Communications                                                    40          164,898
             Promise Co. Ltd.                                                          2,000          104,258
             Rohm Co.                                                                  1,500          136,839
             Shimano Inc.                                                              5,000          129,215
             Sony Corp.                                                                1,500          109,445
             Sony Music Entertainment Inc.                                             3,500          161,352
             Takefuji Corp.                                                              800           58,512
                                                                                                  -----------
                                                                                                    1,338,513
                                                                                                  -----------
Malaysia - 0.8%
             Telekom Malaysia                                                         19,400           51,187
                                                                                                  -----------
Netherlands - 8.7%
             Akzo Nobel N.V.- sponsored ADR                                            2,200           98,175
             ING Groep N.V.                                                            2,400          146,430
             Philips Electronics N.V.                                                  2,800          189,525
             Unilever N.V.                                                             1,300          107,818
                                                                                                  -----------
                                                                                                      541,948
                                                                                                  -----------
Norway - 0.5%
             Saga Petroleum - sponsored ADR                                            3,700           35,612
                                                                                                  -----------
South Korea - 3.6%
             Korea Fund Inc.                                                           7,700           71,225
             Pohang Iron & Steel Co. Ltd.                                              1,133           72,927
             Samsung Electronics                                                       1,200           80,532
                                                                                                  -----------
                                                                                                      224,684
                                                                                                  -----------

See accompanying notes.

                    Canada Life of America Series Fund, Inc.
  Schedule of Investments - International Equity Series Portfolio (Continued)

                                December 31, 1998

                                                                                                      Market
                                                                                     Shares           Value
                                                                                  ---------------------------
Spain - 1.2%
             Corporacion Bancaria De Espana SA                                         1,460      $    75,190
                                                                                                  -----------
Sweden - 1.6%
             Ericsson (LM) Tel - sponsored ADR                                         4,400          105,325
                                                                                                  -----------
Switzerland - 2.4%
             Novartis AG                                                                  75          147,435
                                                                                                  -----------
United Kingdom - 22.0%
             Amvescap PLC                                                              9,900           76,799
             Bank of Ireland                                                           5,600          122,708
             Billiton PLC                                                             20,300           40,277
             Boots Company PLC (THE)                                                   2,688           45,774
             British Petroleum Company PLC - sponsored ADR                               556           50,457
             Cable & Wireless Communications                                          13,600          124,226
             Elan Corporation PLC - sponsored ADR                                      2,100          146,081
             Glaxo Wellcome PLC - sponsored ADR                                        1,100           76,450
             Lloyds TSB Group                                                          8,700          123,762
             Next PLC                                                                 15,700          129,041
             Pearson PLC                                                               4,200           83,366
             Rolls-Royce PLC                                                          23,175           96,011
             United Utilities                                                          4,405           61,051
             Vodafone Group PLC - sponsored ADR                                          600           96,675
             WPP Group PLC - sponsored ADR                                             1,700          104,975
                                                                                                  -----------
                                                                                                    1,377,653
                                                                                                  -----------

Total Common Stocks                                                                                 6,137,377
                                                                                                  -----------

Total Securities ( identified cost - $5,762,532 )                                                   6,249,839

Other net assets - 0.1%                                                                                 9,218
                                                                                                  -----------

Total net assets                                                                                  $ 6,259,057
                                                                                                  ===========

See accompanying notes.

                                     PART C
                                OTHER INFORMATION

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

Item 23. Exhibits

      (a)   Articles of Incorporation of Canada Life of America Series Fund,
            Inc./1/

            (1) Form of Articles Supplementary/1/

            (2) Amendment to the Articles Supplementary/2/

      (b)   By-Laws of Canada Life of America Series Fund, Inc./1/

      (c)   See Items 23(a) and (b).

      (d)   Investment Advisory Contracts/1/

            (1)   Investment Advisory Agreement with CL Capital Management, Inc.
                  (CLCM) and the Series Fund, dated May 1, 1995./3/

            (2) Sub-Investment Advisory Agreement between CL Capital Management, Inc. (CLCM) and J. & W. Seligman & Co., Incorporated (Seligman), dated May 1./3/

      (e)   Not applicable.

      (f)   Not applicable.

      (g)   Form of Custodian Agreement/1/

      (h)   Other Material Contracts

            (1)   Form of Accounting Services Agreement/1/

            (2)   Form of Dividend Disbursing and Transfer Agent Agreement/1/

            (3)   Form of Participation Agreement/1/

      (i)   Not applicable.

      (j)   Not applicable.

      (k)   Consent of Independent Auditors, attached hereto.

      (l)   Form of Subscription Agreement/1/

            (1)   Form of Subscription Agreement for the Capital Series/1/

            (2)   Form of Subscription Agreement for the International Series/1/

            (m)   Not applicable.

            (n)   Financial Data Schedules, attached hereto.

            (o)   Not applicable.

----------
/1/ Incorporated herein by reference to the exhibits filed with Post-Effective Amendment No. 10 to this Registration Statement on Form N-1A (File No. 33-28888), filed on April 24, 1997, accession number 0000950144-97-004617.
/2/ Incorporated herein by reference to the exhibits filed with Post-Effective Amendment No. 5 to this Registration Statement on Form N-1A (File No. 33-28888), filed on March 5, 1993.
/3/ Incorporated herein by reference to the exhibits filed with the Post-Effective Amendment No 12. to this Registration Statement on Form N-1A (File No. 33-28888), filed on February 26, 1999, accession number 0000931763-99-000613.

Item 24.    Persons Controlled by or Under Common Control with Registrant./4/

Item 25.    Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee ("corporate representative") of the registrant, except a proceeding brought by or on the behalf of the registrant, the registrant may indemnify the corporate representative against expenses, including attorneys' fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (1) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the registrant.

Article 11.01 of the Registrant's By-Laws (Exhibit (b) to this registration statement) provides that Registrant shall indemnify its corporate representatives, in a manner that is consistent with Maryland law. Article 11.02 precludes indemnification for "disabling conduct" (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made. In addition, Section 10 of the By-Laws of Canada Life Insurance Company of America provides indemnification for directors, officers, and employees of the Company serving at the request of the Canada Life Assurance Company, including directors, officers and employees of the Registrant, and Section 16 of the By-Laws of the Canada Life Assurance Company provides indemnification for directors, officers and employees serving at the request of the Canada Life Assurance Company, including directors, officers and employees of the Registrant. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to provisions discussed in this
Item 25 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and other Connections of Investment Adviser and Subadvisers

            Incorporated herein by reference to Schedules A and D of Form ADV (File No. 801-34509) filed for CL Capital Management, Inc., filed on September 30, 1998, as amended from time to time.

            Incorporated herein by reference to Schedules A and D of Form ADV (File No. 801-15798) filed for J. & W. Seligman & Co., Incorporated, filed on March 25, 1998, as amended from time to time.

            Incorporated herein by reference to Schedules A and D of Form ADV (File No. 801-47923) filed for Laketon Investment Management Ltd. on December 4, 1998, as amended from time to time.

Item 27.    Principal Underwriters

            Not Applicable.

----------
/4/ Incorporated herein by reference to Part C of the Post-Effective Amendment the Registration Statement for Canada Life of America Variable Annuity Account 2 on Form N-4 (File No. 33-55890), filed on February 1, 1999, accession number 0000931763-99-00410.

Item 28.    Location of Accounts and Records

            All accounts, books and other documents required to be maintained by
            Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Fund at 330 University Avenue, Toronto, Ontario M5G 1R8 and at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339.

Item 29.    Management Services

            All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 30.    Undertaking

            Not Applicable.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registrant's Registration Statement under Rule 485(b) under the Securities Act of 1933, and has caused this Post-Effective Amendment Number 13 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, and the State of Georgia, on this 29th day of April, 1999.

                    CANADA LIFE OF AMERICA SERIES FUND, INC.

Attest:                                  By:

/s/ Charles MacPhaul                        /s/ R. E. Beetam
-----------------------------               -----------------------------
Charles MacPhaul, Assistant Secretary       R. E. Beettam, President
Canada Life of America Series               Canada Life of America Series
Fund, Inc.                                  Fund, Inc.

As required by the Securities Act of 1933, this Post-Effective Amendment Number 13 has been signed by the following officers in their designated capacities and a majority of the Board of Directors, on the dates indicated.

       SIGNATURE                       TITLE                        DATE

/s/ R. W. Morrison              Chairman and Director          April 29, 1999
----------------------
R. W. Morrison

/s/ R. E. Beetam                President and Director         April 29, 1999
----------------------
R. E. Beettam

/s/ E. Y. Baker                 Director                       April 29, 1999
----------------------
E. Y. Baker

/s/ D. V. Rough                 Treasurer                      April 29, 1999
----------------------
D. V. Rough

                                 EXHIBIT INDEX

Exhibit                 Description of Exhibit
-------                 ----------------------
EX-99.B.J               Consent of Ernst & Young LLP
EX-99.B.N.1             Financial Data Schedule - Money Market Portfolio
EX-99.B.N.2             Financial Data Schedule - Bond Portfolio
EX-99.B.N.3             Financial Data Schedule - Value Equity Portfolio
EX-99.B.N.4             Financial Data Schedule - Managed Portfolio
EX-99.B.N.5             Financial Data Schedule - Capital Portfolio
EX-99.B.N.6             Financial Data Schedule - International Equity Portfolio